                                                                   EXHIBIT 10.18

                                    MEZZANINE

                                 LOAN AGREEMENT


                          Dated as of February 14, 2001


                                     Between


                            MEGAPLEX HOLDINGS, INC.,
                              as Mezzanine Borrower



                                       and


                               iSTAR FUNDING, LLC
                               as Mezzanine Lender

                                TABLE OF CONTENTS

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
I.       DEFINITIONS; PRINCIPLES OF CONSTRUCTION..................................................................1
         Section 1.1       Definitions............................................................................1
         Section 1.2       Principles of Construction............................................................16

II.      GENERAL TERMS: MEZZANINE LOAN...........................................................................16
         Section 2.1       Mezzanine Loan Commitment; Disbursement to Mezzanine Borrower.........................16
         Section 2.2       Interest; Loan Payments; Late Payment Charge..........................................17
         Section 2.3       Prepayments...........................................................................19
         Section 2.4       Defeasance Events.....................................................................20
         Section 2.5       Defeasance............................................................................21
         Section 2.6       Release of Collateral.................................................................23

III.     CONDITIONS PRECEDENT....................................................................................24
         Section 3.1       Conditions Precedent to Closing.......................................................24

IV.      REPRESENTATIONS AND WARRANTIES..........................................................................29
         Section 4.1       Mezzanine Borrower Representations....................................................29

V.       MEZZANINE BORROWER COVENANTS............................................................................40
         Section 5.1       Affirmative Covenants.................................................................40
         Section 5.2       Negative Covenants....................................................................50

VI.      INSURANCE...............................................................................................54
         Section 6.1       Insurance.............................................................................54

VII.     RESERVE FUNDS...........................................................................................57
         Section 7.1       [Intentionally Omitted]...............................................................57
         Section 7.2       Tax and Insurance Escrow Fund.........................................................57
         Section 7.3       Replacements and Replacement Reserve..................................................57
         Section 7.4       Ground Lease Reserve Fund.............................................................57
         Section 7.5       Liquidity Reserve.....................................................................57
         Section 7.6       [Intentionally Omitted]...............................................................58
         Section 7.7       Reserve Funds, Generally..............................................................58

VIII.    DEFAULTS................................................................................................59
         Section 8.1       Event of Default......................................................................59
         Section 8.2       Remedies..............................................................................61
         Section 8.3       Remedies Cumulative; Waivers..........................................................63
         Section 8.4       Limitation on Mezzanine Lender's Responsibility.......................................63

IX.      MISCELLANEOUS...........................................................................................64
         Section 9.1       Survival..............................................................................64
         Section 9.2       Successors and Assigns................................................................64

         Section 9.3       Mezzanine Lender's Discretion.........................................................64
         Section 9.4       Governing Law.........................................................................64
         Section 9.5       Modification, Waiver in Writing.......................................................66
         Section 9.6       Delay Not a Waiver....................................................................66
         Section 9.7       Notices...............................................................................66
         Section 9.8       Trial by Jury.........................................................................68
         Section 9.9       Headings..............................................................................68
         Section 9.10      Severability..........................................................................68
         Section 9.11      Preferences...........................................................................68
         Section 9.12      Waiver of Notice......................................................................69
         Section 9.13      Remedies of Mezzanine Borrower........................................................69
         Section 9.14      Expenses; Indemnity...................................................................69
         Section 9.15      Schedules Incorporated................................................................70
         Section 9.16      Offsets, Counterclaims and Defenses...................................................70
         Section 9.17      No Joint Venture or Partnership; No Third Party Beneficiaries.........................71
         Section 9.18      Publicity.............................................................................71
         Section 9.19      Waiver of Counterclaim................................................................71
         Section 9.20      Conflict; Construction of Documents; Reliance.........................................71
         Section 9.21      Brokers and Financial Advisors........................................................72
         Section 9.22      Prior Agreements......................................................................72
         Section 9.23      Exculpation...........................................................................72
         Section 9.24      Satisfaction of Obligations by Borrower or Master Tenants.............................74
         Section 9.25      Servicer..............................................................................75
         Section 9.26      Set-off...............................................................................75
         Section 9.27      Counterparts..........................................................................75
         Section 9.28      Reinstatement.........................................................................75
         Section 9.29      Cooperation...........................................................................75

SCHEDULES
Schedule I         -        Properties

Schedule II        -        Additional Leases

Schedule III       -        Mezzanine Note Amortization Schedule

Schedule 3.1.14            Litigation

Schedule 4.3.31            Ground Lease Exceptions

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT, dated as of February 14, 2001 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "AGREEMENT"), between iSTAR FUNDING, LLC, a Delaware limited liability company, having an address at 1114 Avenue of the Americas, New York, New York 10036 ("MEZZANINE LENDER") and MEGAPLEX HOLDINGS, INC., a Missouri corporation, having an address at 30 Pershing Road, Suite 201, Kansas City, Missouri 64108 ("MEZZANINE BORROWER").

                              W I T N E S S E T H:

         WHEREAS, Bear, Stearns Funding, Inc., a Delaware corporation, as mortgage lender ("LENDER"), is making a loan in the principal amount of One Hundred Three Million Six Hundred Thousand Dollars ($103,600,000.00) (the "LOAN") to [Megaplex Nine, Inc., a Missouri corporation ("BORROWER"), pursuant to a Loan Agreement, dated February 14, 2001 (as amended supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), which Loan is evidenced by a Promissory Note dated February 14, 2001 (the "Note") made by Borrower to Lender and secured by, among other things, mortgages and deeds of trust granting Lender a first priority lien on the real property more fully described therein;

         WHEREAS, Mezzanine Borrower is the legal and beneficial owner of all of the shares of capital stock in Borrower (the "PLEDGED SECURITIES");

         WHEREAS, Mezzanine Borrower has requested Mezzanine Lender to make a loan to it in the aggregate principal amount of Twenty-One Million Four Hundred Thousand Dollars ($21,400,000.00) (the "MEZZANINE LOAN"); and

         WHEREAS, as a condition precedent to the obligation of Mezzanine Lender to make the Mezzanine Loan Mezzanine Borrower has agreed to enter into a pledge agreement, dated as of the date hereof, in favor of Mezzanine Lender (as amended, supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT"), pursuant to which Mezzanine Borrower shall grant to Mezzanine Lender a first priority security interest in the Pledged Securities and all proceeds thereof (collectively, the "COLLATERAL") as collateral security for the Mezzanine Debt (as defined below).

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                   I. DEFINITIONS; PRINCIPLES OF CONSTRUCTION

         SECTION 1.1       DEFINITIONS.

         For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

         "ADDITIONAL INSOLVENCY OPINION" shall have the meaning set forth in
Section 4.1.29(c).

         "AFFILIATE" shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

         "AGENT" shall mean First Union Bank or any successor Eligible Institution acting as Agent under the Mezzanine Cash Management Agreement.

         "AGREEMENT" shall mean this Mezzanine Loan Agreement, as amended, supplemented or modified from time to time.

         "ALLOCATED MEZZANINE LOAN AMOUNT" shall have the meaning set forth in
Section 7.5.1 hereof.

         "ANNUAL BUDGET" shall mean the operating budget, including all planned capital expenditures, for the Properties prepared by Borrower for the applicable Fiscal Year or other period.

         "APPLICABLE INTEREST RATE" shall mean fifteen and three-hundredths percent (15.03%).

         "APPROVED ANNUAL BUDGET" shall have the meaning set forth in Section 5.1.9(d) hereof.

         "APPROVED APPRAISAL" shall mean an MAI appraisal of the applicable Individual Property prepared by an appraiser satisfactory to Mezzanine Lender that is no more than one (1) year old and is otherwise satisfactory in form and substance to Mezzanine Lender.

         "BASIC CARRYING COSTS" shall mean, with respect to each Individual Property, the sum of the following costs associated with such Individual Property for the relevant Fiscal Year or payment period: (i) Taxes, (ii) Insurance Premiums and (iii) Ground Rents.

         "BORROWER" shall mean Megaplex Holdings, Inc., a Missouri corporation, together with its permitted successors and assigns.

         "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which national banks in New York, New York, Chicago, Illinois or Kansas City, Missouri are not open for business.

         "CASH MANAGEMENT AGREEMENT" shall mean that certain Cash Management Agreement of even date herewith among Borrower, Agent and Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "CLOSING DATE" shall mean the date of the funding of the Mezzanine
Loan.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended, as it may be further amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

         "COLLATERAL" shall have the meaning set forth in the Recitals hereof.

         "CONDEMNATION" shall mean a temporary or permanent taking by any Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of any Individual Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting such Individual Property or any part thereof.

         "DEBT" shall have the meaning ascribed to such term in the Loan Agreement.

         "DEBT SERVICE COVERAGE RATIO" shall have the meaning set forth in the Loan Agreement, except that, for purposes of this Agreement, the denominator shall be the sum of (i) the aggregate amount of principal and interest due and payable on the Note or, in the event a "Defeasance Event" (as defined in the Loan Agreement) has occurred, the Undefeased Note, for such period plus (ii) the aggregate amount of principal and interest due and payable on the Mezzanine Note, or, as applicable, the Undefeased Mezzanine Note for such period.

         "DEFAULT" shall mean the occurrence of any event hereunder or under any other Mezzanine Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

         "DEFAULT RATE" shall mean, with respect to the Mezzanine Loan, a rate per annum equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) five percent (5%) above the Applicable Interest Rate.

         "DEFEASANCE DEPOSIT" shall mean an amount equal to the remaining principal amount of the Mezzanine Note or the Undefeased Mezzanine Note, as applicable, the Defeasance Premium, any costs and expenses incurred or to be incurred in the purchase of U.S. Obligations necessary to meet the Scheduled Defeasance Payments and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Mezzanine Note or the Defeased Mezzanine Note, as applicable, the creation of the Defeased Mezzanine Note and the Undefeased Mezzanine Note, if applicable, or otherwise required to accomplish the agreements of Sections 2.4 and 2.5 hereof (including, without limitation any fees and expenses of accountants, attorneys and the Rating Agencies incurred in connection therewith).

         "DEFEASANCE DATE" shall have the meaning set forth in Section 2.5 hereof.

         "DEFEASANCE EVENT" means the defeasance or partial defeasance of the Mezzanine Note in accordance with Sections 2.4 and 2.5.

         "DEFEASANCE PREMIUM" shall mean the amount (if any) which, when added to the remaining principal amount of the Note or the principal amount of a Defeased Note, as applicable, will be sufficient to purchase U.S. Obligations providing the required Scheduled Defeasance Payments.

         "DEFEASED NOTE" shall have the meaning ascribed to such term in the Loan Agreement.

         "DEFEASED MEZZANINE NOTE" shall have the meaning set forth in Section
2.5 hereof.

         "ELIGIBLE ACCOUNT" shall mean a separate and identifiable account from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R.
Section 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

         "ELIGIBLE INSTITUTION" shall mean a depository institution or trust company, the short term unsecured debt obligations or commercial paper of which are rated at least P-1 by Moody's and in the case of accounts in which funds are held for 30 days or less (or, in the case of accounts in which funds are held for more than 30 days, the long term unsecured debt obligations of which are rated at least and "Aa2" by Moody's).

         "ENVIRONMENTAL INDEMNITY" shall mean, with respect to the Properties, that certain Environmental Indemnity Agreement executed by Mezzanine Borrower and Indemnitor in connection with the Mezzanine Loan for the benefit of Mezzanine Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "EVENT OF DEFAULT" shall have the meaning set forth in Section 8.1(a) hereof.

         "EXTRAORDINARY EXPENSE" shall have the meaning set forth in Section 5.1.9(e) hereof.

         "FISCAL YEAR" shall mean each twelve (12) month period commencing on January 1 and ending on December 31 during each year of the term of the Mezzanine Loan.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

         "GOVERNMENTAL AUTHORITY" shall mean any court, board, agency, commission, office or other authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

         "GROSS INCOME FROM OPERATIONS" shall have the meaning set forth in the Loan Agreement.

         "GROUND LEASE PROPERTY" shall mean the real property demised pursuant to the Ground Leases.

         "GROUND LEASE RESERVE FUND" shall have the meaning set forth in the Loan Agreement.

         "GROUND LEASES" shall mean, collectively (a) with respect to the Individual Property known as First Colony, Houston, TX, that certain Lease between The First Colony Mall Venture, as landlord, and American Multi-Cinema, Inc., as tenant, dated as of December 17, 1996, as assigned by American Multi-Cinema, Inc. to Entertainment Properties Trust pursuant to that certain Assignment and Assumption Agreement dated as of December 23, 1997, as further assigned from Entertainment Properties Trust to Borrower pursuant to that certain Assignment and Assumption Agreement dated as of the date hereof and (b) with respect to the Individual Property known as Oakview, Omaha, NE, that certain Lease between George W. Venteicher, Frank R. Krejci, Susan Venteicher and Vera Jane Krejci, as landlord, and American Multi-Cinema, Inc., as tenant, dated as of June 11, 1996, as amended pursuant to that certain First Amendment to Ground Lease dated as of May 13, 1997, between George W. Venteicher, Frank R. Krejci, Susan Venteicher and Vera Jane Krejci and American Multi-Cinema, Inc., as assigned by American Multi-Cinema, Inc. to Entertainment Properties Trust pursuant to that certain Assignment and Assumption Agreement as of December 23, 1997, as further assigned by Entertainment Properties Trust to Borrower pursuant to that certain Assignment and Assumption Agreement dated as of the date hereof.

         "GROUND RENTS" shall have the meaning set forth in the Loan Agreement.

         "IMPROVEMENTS" shall have the meaning set forth in the granting clause of the related Mortgage with respect to each Individual Property.

         "INDEBTEDNESS" of a Person, at a particular date, means the sum (without duplication) at such date of (a) all indebtedness or liability of such Person, including, but not limited to, amounts for borrowed money; (b) obligations evidenced by bonds, debentures, notes, or other similar instruments;
(c) obligations for the deferred purchase price of property or services (including trade obligations); (d) obligations under letters of credit; (e) obligations under acceptance facilities; (f) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds, to invest in any Person or entity, or otherwise to assure a creditor against loss; and (g) obligations secured by any Liens, whether or not the obligations have been assumed.

         "INDEMNITOR" shall mean EPT DownREIT, Inc., a Missouri corporation, and its successors.

         "INDEMNITOR PARENT" shall mean Entertainment Properties Trust, a Maryland real estate investment trust, and its successors.

         "INDEPENDENT DIRECTOR" shall mean a director of Mezzanine Borrower who is not at the time of initial appointment, or at any time while serving as a director of Mezzanine Borrower, and has not been at any time during the preceding five (5) years: (a) a stockholder, director (with the exception of serving as an Independent Director of Borrower), officer, employee, partner, attorney or counsel of Mezzanine Borrower or any Affiliate thereof; (b) a customer, supplier or other person who derives any of its purchases or revenues from its activities with Mezzanine Borrower or any Affiliate thereof; (c) a Person controlling or under common control with any such stockholder, director, officer, partner, customer, supplier or other Person; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other person. As used in this definition, the term "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.

         "INDIVIDUAL PROPERTY" shall mean each parcel of real property, the Improvements thereon and all personal property owned by Borrower and encumbered by a Mortgage, together with all rights pertaining to such property and Improvements, as more particularly described in the Granting Clauses of each Mortgage and referred to therein as the "PROPERTY."

         "INSOLVENCY OPINION" shall mean that certain opinion letter dated the date hereof delivered by Kutak Rock LLP in connection with the Loan.

         "INSURANCE PREMIUMS" shall have the meaning set forth in Section 6.1(b) hereof.

         "INTERCREDITOR AGREEMENT" shall mean an Intercreditor Agreement between Lender and Mezzanine Lender, and any extensions, renewals, amendments or modifications thereof.

         "LEASE" shall mean any lease, sublease or subsublease, letting, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Individual Property, including, without limitation, the Master Leases, and every modification, amendment or other agreement relating to such lease, sublease, subsublease, or other agreement entered into in connection with such lease, sublease, subsublease, or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

         "LEGAL REQUIREMENTS" shall mean, with respect to each Individual Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting such Individual Property or any part thereof, or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Mezzanine Borrower, at any time in force affecting such Individual Property or any part thereof, including, without limitation, any which may (a) require repairs, modifications or alterations in or to such Individual Property or any part thereof, or (b) in any way limit the use and enjoyment thereof.

         "LENDER" shall mean Bear, Stearns Funding, Inc., together with its successors and assigns.

         "LETTER OF CREDIT" shall mean an irrevocable, unconditional, transferable, clean sight draft letter of credit acceptable to Mezzanine Lender (either an evergreen letter of credit or one which does not expire until at least thirty (30) Business Days after the Maturity Date) in favor of Mezzanine Lender and entitling Mezzanine Lender to draw thereon in New York, New York, issued by a domestic Eligible Institution or the U.S. agency or branch of a foreign Eligible Institution. If at any time the issuer of any such Letter of Credit shall cease to be an Eligible

Institution, Mezzanine Lender shall have the right immediately to draw down the same in full and hold the proceeds of such draw in accordance with the applicable provisions hereof.

         "LICENSES" shall have the meaning set forth in Section 4.1.21 hereof.

         "LIEN" shall mean, with respect to each Individual Property and the Collateral, any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting the Collateral, the related Individual Property, or any portion thereof or any interest therein or the Mezzanine Borrower, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

         "LIQUIDATION EVENT" shall mean (i) any casualty to any Individual Property (where the insurance proceeds are not applied to repair and restoration in accordance with the restoration provisions of the Master Leases), (ii) any condemnation of any Individual Property (where the condemnation awards are not applied to repair and restoration in accordance with the restoration provisions of the Master Leases), (iii) a transfer of any Individual Property in connection with a realization thereon following an Event of Default under the Mezzanine Loan, including without limitation a foreclosure sale and (iv) any refinancing of any Individual Property or the Mezzanine Loan.

         "LIQUIDITY RESERVE ACCOUNT" shall have the meaning set forth in Section
7.5.1 hereof.

         "LIQUIDITY RESERVE FUND" shall have the meaning set forth in Section
7.5.1 hereof.

         "LIQUIDITY RESERVE RELEASE AMOUNT" shall have the meaning set forth in
Section 7.5.1 hereof.

         "LOAN" shall mean the meaning set forth in the Recitals hereof.

         "LOAN AGREEMENT" shall have the meaning set forth in the Recitals hereof.

         "LOAN DOCUMENTS" shall mean, collectively, the Loan Agreement, the Note, the Mortgages, the Cash Management Agreement and all other documents executed and/or delivered in connection with the Loan.

         "LOAN TRANSFER" shall have the meaning set forth in Section 9.29 hereof.

         "LOAN TRANSFEREE" shall have the meaning set forth in Section 9.2.

         "MASTER LEASES" shall mean, collectively, (a) that certain Lease dated as of December 23, 1997 between Entertainment Properties Trust, a Maryland real estate investment trust, as landlord, and American Multi-Cinema, Inc., a Missouri corporation, as tenant, with respect to the Individual Property known as First Colony 24 located in Houston, Texas, as assigned by Entertainment Properties Trust to Borrower pursuant to that certain Assignment of Lease dated as of the date hereof; (b) that certain Lease dated as of June 29, 1998 between EPT DOWNREIT, INC., a Missouri corporation, as landlord, and American Multi-Cinema, Inc.,

Missouri corporation, as tenant, with respect to the Individual Property known as Hampton Town Center 24 located in Hampton , Virginia, as assigned by EPT DOWNREIT, INC., to Borrower pursuant to that certain Assignment of Lease dated as of the date hereof; (c) that certain Lease dated as of April 17, 1998 between EPT DOWNREIT, INC., a Missouri corporation, as landlord, and American Multi-Cinema, Inc., Missouri corporation, as tenant, with respect to the Individual Property known as, Mesquite 30, located in Mesquite, Texas, as assigned by EPT DOWNREIT, INC., to Borrower pursuant to that certain Assignment of Lease dated as of the date hereof; (d) that certain Lease dated as of December 23, 1997 between Entertainment Properties Trust, a Maryland real estate investment trust, as landlord, and American Multi-Cinema, Inc., a Missouri corporation, as tenant, with respect to the Individual Property known as Leawood Town Center 20, located in Kansas City, Missouri, as assigned by Entertainment Properties Trust to Borrower pursuant to that certain Assignment of Lease dated as of the date hereof; (e) that certain Lease dated as of March 9, 1998 between EPT DOWNREIT, INC., a Missouri corporation, as landlord, and American Multi-Cinema, Inc., Missouri corporation, as tenant, with respect to the Individual Property known as South Barrington 30, located in Chicago, Illinois, as assigned by Entertainment Properties Trust to Borrower pursuant to that certain Assignment of Lease dated as of the date hereof; (f) that certain Lease dated as of February 2, 1998 between Entertainment Properties Trust, a Maryland real estate investment trust, as landlord, and American Multi-Cinema, Inc., a Missouri corporation, as tenant, with respect to the Individual Property known as Gulf Pointe 30, located in Houston, Texas, as assigned by Entertainment Properties Trust to Borrower pursuant to that certain Assignment of Lease dated as of the date hereof; (g) that certain Lease dated as of December 23, 1997 between Entertainment Properties Trust, a Maryland real estate investment trust, as landlord, and American Multi-Cinema, Inc., a Missouri corporation, as tenant, with respect to the Individual Property known as Oak View 24, located in Omaha, Nebraska, as assigned by Entertainment Properties Trust to Borrower pursuant to that certain Assignment of Lease dated as of the date hereof; (h) that certain Lease dated as of December 23, between EPT DOWNREIT, INC., a Missouri corporation, as landlord, and Edwards Theatres Circuit, Inc., a California corporation, as tenant, with respect to the Individual Property known as Aliso Viejo Stadium 20, located in Aliso Viejo, California, as assigned by EPT DOWNREIT, INC., to Borrower pursuant to that certain Assignment of Lease dated as of the date hereof; and (i) that certain Lease dated as of November 25, 1998, between EPT DOWNREIT, INC., a Missouri corporation, as landlord, and Muvico Entertainment, L.L.C., a Delaware limited liability company, with respect to the Individual Property located at 1501 Sheridan Street, Davie, Florida 33331, as any such lease may be amended, modified, extended or renewed as assigned by EPT DOWNREIT, INC., to Borrower pursuant to that certain Assignment of Lease dated as of the date hereof.

         "MASTER TENANT" shall mean the tenant under each of the Master Leases, and its successors and/or assigns.

         "MATURITY DATE" shall mean the Payment Date occur in March, 2006 or such other date on which the final payment of principal of the Mezzanine Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise.

         "MAXIMUM LEGAL RATE" shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Mezzanine Note and as provided for herein or the other Mezzanine Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Mezzanine Loan.

         "MAXIMUM LIQUIDITY RESERVE AMOUNT" shall have the meaning set forth in
Section 7.5.1.

         "MEZZANINE ACCOUNT" shall have the meaning set forth in the Mezzanine Cash Management Agreement.

         "MEZZANINE BORROWER" shall mean Megaplex Holdings, Inc., a Missouri corporation, and its permitted successors and assigns under the Mezzanine Loan Documents.

         "MEZZANINE CASH MANAGEMENT AGREEMENT" shall mean the Mezzanine Cash Management Agreement, dated the date of this Agreement, among Mezzanine Borrower, Mezzanine Lender and Agent, and any extensions, renewals, amendments or modifications thereof.

         "MEZZANINE DEBT" shall mean the outstanding principal amount set forth in, and evidenced by, this Agreement and the Mezzanine Note together with all interest accrued and unpaid thereon and all other sums due or owing to Mezzanine Lender in respect of the Mezzanine Loan under the Mezzanine Note, this Agreement, the Pledge Agreement or any other Mezzanine Loan Document.

         "MEZZANINE FINANCING STATEMENTS" shall mean financing statements pertaining to the Collateral and the collateral described in the Mezzanine Cash Management Agreement, as renewed, extended, continued, amended or modified from time to time.

         "MEZZANINE INDEMNITY" shall mean the Indemnity Agreement, dated the date of this Agreement, among Mezzanine Borrower, Indemnitor and Mezzanine Lender, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "MEZZANINE LENDER" shall mean iStar Funding, LLC, a Delaware limited liability company, and its successors and assigns under the Mezzanine Loan Documents.

         "MEZZANINE LOAN" shall have the meaning set forth in the Recitals hereof.

         "MEZZANINE LOAN DOCUMENTS" shall mean the collective reference to this Agreement, the Mezzanine Note, the Pledge Agreement, the Mezzanine Financing Statements, the Mezzanine Cash Management Agreement, the Mezzanine Indemnity, the Environmental Indemnity and any and all other agreements or documents executed and/or delivered by Mezzanine Borrower or its Affiliates in connection with the Mezzanine Loan, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "MEZZANINE NOTE" shall have the meaning set forth in Section 2.1.3.

         "MONTHLY DEBT SERVICE PAYMENT AMOUNT" mean a monthly payment equal to the sum of (a) interest on the outstanding principal balance of the Mezzanine Note and (b) an amount of principal set forth on Schedule III hereof.

         "MOODY'S" shall mean Moody's Investors Service, Inc.

         "MORTGAGE" shall have the meaning set forth in the Loan Agreement.

         "NET CASH FLOW" shall have the meaning set forth in the Loan Agreement.

         "NET LIQUIDATION PROCEEDS" shall mean with respect to any Liquidation Event, all amounts paid to or received by or on behalf of the Borrower in connection with such Liquidation Event, including, without limitation, proceeds of any sale, refinancing or other disposition or liquidation, less amounts required or permitted to be deducted therefrom and amounts paid pursuant to the Loan Documents to Lender (whether in the form of a payment to Lender to reduce the principal balance of the Loan or a deposit with Lender for any purpose set forth in the Loan Agreement including, without limitation, amounts held by Lender or released or paid to Borrower or Master Tenant for the repair or restoration of any Individual Property or for a business interruption resulting from a casualty or condemnation), and less (i) in the case of a foreclosure sale or Transfer of any Individual Property in connection with realization thereon following an Event of Default under the Loan, or other disposition, reasonable costs and expenses of sale or other disposition (including attorneys' fees and brokerage commissions), (ii) in the case of a foreclosure sale, such costs and expenses incurred by Lender under the Loan Documents as Lender shall be entitled to receive reimbursement for under the terms of the Loan Documents and (iii) in the case of a refinancing of the Loan, or any Individual Property, reasonable costs and expenses (including attorneys' fees) of such refinancing as shall be reasonably approved by Mezzanine Lender.

         "NET OPERATING INCOME" shall have the meaning set forth in the Loan Agreement.

         "NOTE" shall have the meaning set forth in the Recitals hereof.

         "OFFERING MEMORANDUM" means the Offering Memorandum dated February 9, 2001 pertaining to $103,600,000 Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-EPR.

         "OFFICER CERTIFICATE" shall mean a certificate delivered to Mezzanine Lender by Mezzanine Borrower which is signed by a duly authorized senior officer of Mezzanine Borrower.

         "OPERATING EXPENSES" shall have the meaning set forth in the Loan Agreement.

         "OTHER CHARGES" shall mean all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining any Individual Property, now or hereafter levied or assessed or imposed against such Individual Property or any part thereof.

         "PARTIAL DEFEASANCE PROPERTY" shall have the meaning ascribed to such term in the Loan Agreement.

         "PAYMENT DATE" shall mean the tenth (10th) day of each calendar month during the term of the Mezzanine Loan or, if such day is not a Business Day, the immediately preceding Business Day.

         "PERMITTED ENCUMBRANCES" shall mean with respect to an Individual Property, collectively, (a) the Liens and security interests created by the Loan Documents and the Mezzanine Loan Documents, (b) all Liens, encumbrances and other matters disclosed in the Title Insurance Policies relating to such Individual Property or any part thereof, (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet due or delinquent, and (d) such other title and survey exceptions as Mezzanine Lender has approved or may approve in writing in Mezzanine Lender's sole discretion, which Permitted Encumbrances in the aggregate do not materially adversely affect the value or use of such Individual Property or Mezzanine Borrower's ability to repay the Mezzanine Loan.

         "PERMITTED INVESTMENTS" shall have the meaning set forth in the Cash Management Agreement.

         "PERMITTED RELEASE DATE" shall have the meaning set forth in the Loan Agreement.

         "PERSON" shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

         "PERSONAL PROPERTY" shall have the meaning set forth in the granting clause of the Mortgage with respect to each Individual Property.

         "PHYSICAL CONDITIONS REPORT" shall mean, with respect to each Individual Property, a structural engineering report prepared by a company satisfactory to Mezzanine Lender regarding the physical condition of such Individual Property, satisfactory in form and substance to Mezzanine Lender in its sole discretion, which report shall, among other things, (a) confirm that such Individual Property and its use complies, in all material respects, with all applicable Legal Requirements (including, without limitation, zoning, subdivision and building laws), (b) include a copy of a final certificate of occupancy with respect to all Improvements on such Individual Property and (c) if required by Mezzanine Lender, include a seismic report.

         "PLEDGE AGREEMENT" shall have the meaning set forth in the Recitals hereof.

         "PLEDGED SECURITIES" shall have the meaning set forth in the Recitals hereof.

         "POLICIES" shall have the meaning specified in Section 6.1(b) hereof.

         "PROPERTIES" shall mean, collectively, each and every Individual Property which is subject to the terms of this Agreement.

         "RATING AGENCIES" shall mean Moody's Investors Service, Inc., or any other nationally-recognized statistical rating agency which has been approved by Mezzanine Lender.

         "RENTS" shall mean, with respect to each Individual Property, all rents, percentage rent, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, proceeds, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees from any and all sources arising from or attributable to the Individual Property, and proceeds, if any, from business interruption or other loss of income insurance.

         "REPLACEMENT RESERVE ACCOUNT" shall have the meaning set forth in the Loan Agreement.

         "REPLACEMENT RESERVE FUND" shall have the meaning set forth in the Loan Agreement.

         "REPLACEMENT RESERVE MONTHLY DEPOSIT" shall have the meaning set forth in the Loan Agreement.

         "REPLACEMENTS" shall have the meaning set forth in the Loan Agreement.

         "RESERVE FUNDS" shall mean the Liquidity Reserve Fund or any other escrow fund established by the Mezzanine Loan Documents.

         "SERVICER" shall have the meaning set forth in Section 9.25 hereof.

         "SERVICING AGREEMENT" shall have the meaning set forth in Section 9.25 hereof.

         "SEVERED LOAN DOCUMENTS" shall have the meaning set forth in Section 8.2(c) hereof.

         "SPECIAL PURPOSE ENTITY" shall mean a corporation which at all times on and after the date hereof until the 91st day after such time as the Mezzanine Debt and all obligations of the Mezzanine Borrower have been indefeasibly satisfied in full:

         (i) is organized solely for the purpose of owning, holding, transferring and exchanging the Collateral, entering into this Agreement with Mezzanine Lender, refinancing the Collateral in connection with a permitted repayment of the Mezzanine Loan, and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing;

         (ii) is not engaged and will not engage in any business unrelated to the ownership of the Collateral;

         (iii) does not have and will not have any assets other than those related to the Collateral;

         (iv) has not engaged, sought or consented to and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, sale of all or substantially all of its assets or amend its articles of incorporation, certificate of formation with respect to the matters set forth in this definition;

         (v) has at least one Independent Director, and has not caused or allowed and will not cause or allow the board of directors of such entity to take any action requiring the unanimous affirmative vote of one hundred percent (100%) of the members of its board of directors unless the Independent Director shall have participated in such vote;

         (vi) has a certificate of incorporation or articles that, in each case, provide that such entity will not: (1) dissolve, merge, liquidate, consolidate; (2) sell all, or substantially all, of its assets or cause the sale of all, or substantially all of the assets of Borrower; (3) engage in any other business activity, or amend its organizational documents with respect to the matters set forth in this definition without the consent of Mezzanine Lender; or (4) without the affirmative vote of the Independent Director and of all other directors of the corporation file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest;

         (vii) is and will remain solvent and pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due, and is maintaining and will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

         (viii) has not failed and will not fail to correct any known misunderstanding regarding the separate identity of such entity;

         (ix) has maintained and will maintain its accounts, books and records separate from any other Person and will file its own tax returns, except to the extent that it is required to file consolidated tax returns by law;

         (x) has maintained and will maintain its own records, books, resolutions and agreements;

         (xi) other than as provided in the Mezzanine Cash Management Agreement, (a) has not commingled and will not commingle its funds or assets with those of any other Person and (b) has not participated and will not participate in any cash management system with any other Person;

         (xii)    has held and will hold its assets in its own name;

         (xiii) has conducted and will conduct its business in its name or in a name franchised or licensed to it by an entity other than an Affiliate of Mezzanine Borrower, except for services rendered under a business management services agreement with an

                  Affiliate that complies with the terms contained in Section
                  4.1.30 herein, so long as the manager, or equivalent thereof, under such business management services agreement holds itself out as an agent of Mezzanine Borrower;

         (xiv) has maintained and will maintain its financial statements, accounting records and other entity documents separate from any other Person and has not permitted and will not permit its assets to be listed as assets on the financial statement of any other entity except as required by GAAP; provided, however, that any such consolidated financial statement shall contain a note indicating that its separate assets and liabilities are neither available to pay the debts of the consolidated entity nor constitute obligations of the consolidated entity;

         (xv) has paid and will pay its own liabilities and expenses, including the salaries of its own employees, out of its own funds and assets, and has maintained and will maintain a sufficient number of employees in light of its contemplated business operations;

         (xvi)    has observed and will observe all corporate formalities;

         (xvii) has and will have no Indebtedness other than (i) the Mezzanine Loan, and (ii) such other liabilities that are permitted pursuant to this Agreement;

         (xviii) has not and will not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except as permitted pursuant to this Agreement;

         (xix) has not and will not acquire obligations or securities of its shareholders or any other Affiliate other than stock in the Borrower;

         (xx) has allocated and will allocate fairly and reasonably any overhead expenses that are shared with any Affiliate, including, but not limited to, paying for shared office space and services performed by any employee of an Affiliate;

         (xxi) maintains and uses and will maintain and use separate stationery, invoices and checks bearing its name. The stationery, invoices, and checks utilized by the Special Purpose Entity or utilized to collect its funds or pay its expenses shall bear its own name and shall not bear the name of any other entity unless such entity is clearly designated as being the Special Purpose Entity's agent;

         (xxii) has not pledged and will not pledge its assets for the benefit of any other Person;

         (xxiii) has held itself out and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name or in a name franchised or licensed to it by an entity other than an Affiliate of Borrower and not as a division or part of any other Person, except for services rendered under a business management services agreement with an Affiliate that complies with the terms contained in Section
                  4.1.30 herein, so long as the manager, or equivalent thereof, under such business management services agreement holds itself out as an agent of the Borrower;

         (xxiv) has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

         (xxv) has not made and will not make loans to any Person or hold evidence of indebtedness issued by any other Person or entity (other than cash and investment-grade securities issued by an entity that is not an Affiliate of or subject to common ownership with such entity);

         (xxvi) has not identified and will not identify its shareholders, or any Affiliate of any of them, as a division or part of it, and has not identified itself and shall not identify itself as a division of any other Person;

         (xxvii) has not entered into or been a party to, and will not enter into or be a party to, any transaction with its shareholders or Affiliates except (A) in the ordinary course of its business and on terms which are intrinsically fair, commercially reasonable and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party and (B) in connection with this Agreement;

         (xxviii) has not and will have any obligation to, and will not, indemnify its officers, directors or shareholders, as the case may be, unless such an obligation is fully subordinated to the Mezzanine Debt and will not constitute a claim against it in the event that cash flow in excess of the amount required to pay the Mezzanine Debt is insufficient to pay such obligation;

         (xxix) shall consider the interests of its creditors in connection with all corporate actions;

         (xxx) does not and will not have its obligations guaranteed by any Affiliate; and

         (xxxi) has complied and will comply with all of the terms and provisions contained in its organizational documents. The statement of facts contained in its organizational documents are true and correct and will remain true and correct.

         "STATE" shall mean, with respect to an Individual Property, the State or Commonwealth in which such Individual Property or any part thereof is located.

         "SURVEY" shall have the meaning set forth in the Loan Agreement.

         "TAX AND INSURANCE ESCROW FUND" shall have the meaning set forth in the Loan Agreement.

         "TAXES" shall mean all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against any Individual Property or part thereof.

         "THRESHOLD AMOUNT" shall have the meaning set forth in Section 5.1.19 hereof.

         "TITLE INSURANCE POLICIES" shall have the meaning set forth in the Loan Agreement.

         "TRANSFER" shall have the meaning set forth in Section 5.2.13 hereof.

         "UCC" or "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect in the State of New York.

         "UNDEFEASED MEZZANINE NOTE" shall have the meaning set forth in Section 2.5.

         "U.S. OBLIGATIONS" shall mean direct non-callable obligations of the United States of America or other obligations which are "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, to the extent acceptable to the applicable Rating Agencies.

         SECTION 1.2       PRINCIPLES OF CONSTRUCTION.

         All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. All uses of the word "including" shall mean "including, without limitation" unless the context shall indicate otherwise. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. References to terms defined in the Loan Agreement shall refer to the definitions of such terms in the Loan Agreement as in effect on the Closing Date. For purposes of this Agreement, the "knowledge" of Mezzanine Borrower shall be deemed to include the knowledge of Borrower. References to definitions, sections and provisions of, or exhibits or schedules to, the Loan Agreement (deemed to include reference to defined terms, sections, provisions, exhibits and schedules referred to in such definitions, provisions, sections, exhibits and schedules) and other Loan Documents, refer to the definitions, sections, provisions, exhibits and schedules of the Loan Agreement and other Loan Documents as in effect on the Closing Date, without regard to subsequent amendment, modification, supplementation or restatement thereof.

                        II. GENERAL TERMS: MEZZANINE LOAN

         SECTION 2.1 MEZZANINE LOAN COMMITMENT; DISBURSEMENT TO MEZZANINE BORROWER.

         2.1.1 THE LOAN. Subject to and upon the terms and conditions set forth herein, Mezzanine Lender hereby agrees to make and Mezzanine Borrower hereby agrees to accept the Mezzanine Loan on the Closing Date.

         2.1.2 DISBURSEMENT TO MEZZANINE BORROWER. Mezzanine Borrower may request and receive only one borrowing hereunder in respect of the Mezzanine Loan and any amount borrowed and repaid hereunder in respect of the Mezzanine Loan shall not be reborrowed.

         2.1.3 THE MEZZANINE NOTE AND MEZZANINE LOAN DOCUMENTS. The Mezzanine Loan shall be evidenced by that certain Promissory Note (Mezzanine Loan) of even date herewith, in the stated principal amount of Twenty-One Million Four Hundred Thousand and No/100 Dollars ($21,400,000.00) executed by Mezzanine Borrower and payable to the order of Mezzanine Lender (together with all notes given in substitution or exchange therefor, as such Promissory Note and substituted or exchanged notes may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, the "MEZZANINE NOTE") and shall be repaid in accordance with the terms of this Agreement and the Mezzanine Note. The Mezzanine Note shall be secured by, among other things, the Pledge Agreement and the other Mezzanine Loan Documents.

         2.1.4 USE OF PROCEEDS. Mezzanine Borrower shall use the proceeds of the Mezzanine Loan to (i) pay costs and expenses incurred in connection with the closing of the Mezzanine Loan; and (ii) make an equity contribution to Borrower as may be necessary or desirable in order to cause Borrower to have sufficient funds to meet certain obligations as set forth on a disbursement statement approved or accepted by Mezzanine Lender.

         SECTION 2.2       INTEREST; LOAN PAYMENTS; LATE PAYMENT CHARGE.

         2.2.1 INTEREST GENERALLY. Interest on the outstanding principal balance of the Mezzanine Loan shall accrue from the Closing Date to but excluding the Maturity Date at the Applicable Interest Rate.

         2.2.2 INTEREST CALCULATION. Interest on the outstanding principal balance of the Mezzanine Loan shall be calculated on the basis of a three hundred sixty (360) day year composed of twelve (12) months of thirty (30) days each except that interest due and payable for a period less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on said 360 day year.

         2.2.3 PAYMENTS GENERALLY. Mezzanine Borrower shall pay to Mezzanine Lender on the first Payment Date following the Closing Date, and on each Payment Date thereafter up to but excluding the Maturity Date, an amount equal to the Monthly Debt Service Payment Amount, which payments shall be applied first to accrued and unpaid interest and the balance to principal.

         2.2.4 PAYMENT ON MATURITY DATE. Mezzanine Borrower shall pay to Lender on the Maturity Date the outstanding principal balance, all accrued and unpaid interest and all other amounts due hereunder and under the Mezzanine Note, the Pledge Agreement and the other Mezzanine Loan Documents.

         2.2.5 PAYMENTS AFTER DEFAULT. Upon the occurrence and during the continuance of an Event of Default interest on the outstanding principal balance of the Mezzanine Loan and, to the extent permitted by law, overdue interest and other amounts due in respect of the Mezzanine Loan, shall accrue at the Default Rate, calculated from the date such payment was due without regard to any grace or cure periods contained herein. Interest at the Default Rate shall be computed from the occurrence of the Event of Default until the actual receipt and collection of the Mezzanine Debt (or that portion thereof that is then due). To the extent permitted by applicable law, interest at the Default Rate shall be added to the Mezzanine Debt, shall itself accrue interest at the Applicable Interest Rate and shall be secured by the Pledge Agreement and the other Mezzanine Loan Documents. This section shall not be construed as an agreement or privilege to extend the date of the payment of the Mezzanine Debt, nor as a waiver of any other right or remedy accruing to Mezzanine Lender by reason of the occurrence of any Event of Default, and Mezzanine Lender retains its rights under the Mezzanine Note and the other Mezzanine Loan Documents to accelerate and to continue to demand payment of the Mezzanine Debt upon the happening of any Event of Default.

         2.2.6 LATE PAYMENT CHARGE. If any principal, interest or any other sums due under the Mezzanine Loan Documents is not paid by Mezzanine Borrower on the date on which it is due, Mezzanine Borrower shall pay to Mezzanine Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the Maximum Legal Rate in order to defray the expense incurred by Mezzanine Lender in handling and processing such delinquent payment and to compensate Mezzanine Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the Pledge Agreement and the other Mezzanine Loan Documents to the extent permitted by applicable law.

         2.2.7 USURY SAVINGS. This Agreement and the Mezzanine Note are subject to the express condition that at no time shall Mezzanine Borrower be obligated or required to pay interest on the principal balance of the Mezzanine Loan at a rate which could subject Mezzanine Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If, by the terms of this Agreement or the other Mezzanine Loan Documents, Mezzanine Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Mezzanine Lender for the use, forbearance, or detention of the sums due under the Mezzanine Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Mezzanine Loan until payment in full so that the rate or amount of interest on account of the Mezzanine Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Mezzanine Loan for so long as the Mezzanine Loan is outstanding.

         2.2.8 MAKING OF PAYMENTS. Each payment by Mezzanine Borrower hereunder or under the Mezzanine Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Mezzanine Lender by 11:00 a.m., New York City time, on the date such payment is due, to Mezzanine Lender by deposit to such account as Mezzanine Lender may, from time to time, designate by written notice to Mezzanine Borrower. Whenever any payment hereunder or under the Mezzanine Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day preceding such scheduled due date.

         2.2.9 NO DEDUCTIONS, ETC. All payments required to be made by Mezzanine Borrower hereunder or under the Mezzanine Note or the other Mezzanine Loan Documents shall be made irrespective of, and without deduction for, any setoff, defense or counterclaims.

         2.2.10 DEPOSITS INTO MEZZANINE ACCOUNT. Mezzanine Borrower shall irrevocably and unconditionally direct that all cash distributions from the Borrower be deposited into the Mezzanine Account in accordance with the Mezzanine Cash Management Agreement. Disbursements from the Mezzanine Account will be made in accordance with the terms and conditions of this Agreement and the Mezzanine Cash Management Agreement. Mezzanine Lender shall have sole dominion and control over the Mezzanine Account and any other cash management account established pursuant to the Mezzanine Cash Management Agreement and, except as set forth in the Mezzanine Cash Management Agreement, Mezzanine Borrower shall have no rights to make withdrawals therefrom. Mezzanine Borrower shall be responsible for all costs of maintaining the Mezzanine Account. Notwithstanding anything to the contrary contained in this Agreement or the other Mezzanine Loan Documents, and provided no Event of Default has occurred and is continuing, Mezzanine Borrower's obligations with respect to the monthly payment of principal and interest and any amounts due for the Reserve Funds shall be deemed satisfied to the extent sufficient amounts are deposited in the Mezzanine Account to satisfy such obligations on the dates each such payment is required, regardless of whether any of such amounts are so applied by Mezzanine Lender.

         SECTION 2.3       PREPAYMENTS.

         2.3.1 PREPAYMENTS GENERALLY. Except as otherwise provided herein, Mezzanine Borrower shall not have the right to prepay the Mezzanine Loan in whole or in part prior to the Maturity Date.

         2.3.2    MANDATORY PREPAYMENT.

         (a) In the event of a Liquidation Event described in parts (i) or (ii) of the definition of Liquidation Event, Mezzanine Borrower shall cause the related Net Liquidation Proceeds, if any, to be deposited directly into the Mezzanine Account. On each date on which Mezzanine Lender actually receives a distribution of Net Liquidation Proceeds described in parts (i) or (ii) of the definition of Liquidation Event, Mezzanine Borrower shall prepay the outstanding principal balance of the Mezzanine Note in an amount equal to the amount of such Net Liquidation Proceeds, together with interest that would have accrued on such amount through the next Payment Date. Any amounts of such Net Liquidation Proceeds in excess of the Mezzanine Debt shall be paid to Mezzanine Borrower. Any prepayment received by Mezzanine Lender pursuant to this Section 2.3.2 on a date other than a Payment Date shall be held by Mezzanine Lender as collateral security for the Mezzanine Loan in an interest bearing account, with such interest accruing to the benefit of Mezzanine Borrower, and shall be applied by Mezzanine Lender on the next Payment Date.

         (b) Mezzanine Borrower shall notify Mezzanine Lender of any Liquidation Event described in parts (i) or (ii) of the definition of Liquidation Event, or anticipated Liquidation Event described in parts (i) or (ii) of the definition of Liquidation Event, not later than two (2) Business Days following the first date on which Mezzanine Borrower has knowledge of such event. Mezzanine Borrower shall be deemed to have knowledge of (i) an anticipated sale (other than a foreclosure sale) of any Individual Property on the date on which a contract of sale for such sale is entered into, and a foreclosure sale, on the date notice of such foreclosure sale is given, and (ii) an anticipated refinancing of any Individual Property, on the date on which a commitment for such refinancing has been entered into. The provisions of Section 2.3.2(a) and (b) shall not be construed to contravene in any manner the restrictions and other provisions regarding refinancing of the Mezzanine Loan or transfer of any Individual Property or otherwise set forth in Section 5.2.13 or otherwise in this Agreement or the Loan Agreement.

         (c) Notwithstanding any provision contained in this Agreement or in the other Mezzanine Loan Documents to the contrary, Mezzanine Borrower shall not permit any Liquidation Events described in parts (iii) and (iv) of the definition of Liquidation Event or any release or partial release pursuant to
Section 2.5 of the Loan Agreement to occur, except as otherwise provided in
Section 2.4, and any such Liquidation Event, release or partial release shall be an Event of Default and any Net Liquidation Proceeds on account thereof shall be paid to Mezzanine Lender in accordance with Section 2.3.3.

         2.3.3 PREPAYMENTS AFTER DEFAULT. If, following an Event of Default, payment of all or any part of the Mezzanine Debt is tendered by Mezzanine Borrower or otherwise recovered by Mezzanine Lender, such tender or recovery shall be (a) made on the next occurring Payment Date together with the Monthly Debt Service Payment and (b) deemed a voluntary prepayment by Mezzanine Borrower in violation of the prohibition against prepayment set forth in Section 2.3.1 and Mezzanine Borrower shall pay, in addition to the Mezzanine Debt, an amount equal to the greater of (i) five percent (5%) of the outstanding principal balance of the Mezzanine Loan to be prepaid or satisfied or (ii) the Defeasance Premium that would be required if a Defeasance Mezzanine Event had occurred in an amount equal to the outstanding principal amount of the Mezzanine Loan to be prepaid or satisfied.

         SECTION 2.4       DEFEASANCE EVENTS.

         Except as set forth in Sections 2.4 and 2.5, Mezzanine Borrower shall not permit any Partial Defeasance Event or Defeasance Event to occur. If a Liquidation Event described in parts (iii) or (iv) of the definition of Liquidation Event, shall occur, such event shall be an Event of Default unless all of the following conditions are satisfied:

         (a) Borrower shall have satisfied all of the applicable conditions of Sections 2.4 and 2.5 of the Loan Agreement;

         (b) After giving effect to any release permitted under Section 2.4 of the Loan Agreement, the Debt Service Coverage Ratio for the Properties then remaining subject to the Liens of the Mortgages shall be (i) equal to the greater of (A) the Debt Service Coverage Ratio for the twelve (12) full calendar months immediately preceding the Closing Date, and (B) the Debt Service Coverage Ratio for all of the then remaining Properties (including the "Partial Defeasance Property" (as defined in the Loan Agreement) to be released and taking into account the Debt evidenced by the Defeased Note in question and the Mezzanine Debt of the Mezzanine Defeased Note in question) for the twelve (12) full calendar months immediately preceding the release of the Partial Defeasance Property; and (ii) in no event less than 1.50 to 1.0;

         (c) After giving effect to the release in question, the ratio of (i) the appraised value of the Properties (as set forth in Approved Appraisals with respect to such Properties) then remaining subject to the Liens of the Mortgages to (ii) (x) the outstanding principal balance of the Undefeased Note plus (y) the outstanding principal balance of the Undefeased Mezzanine Note shall not be less 1.50:1;

         (d) The Partial Defeasance Property to be released shall be conveyed to a Person other than Borrower or any of its Affiliates;

         (e) No Event of Default shall have occurred and then be continuing (other than Event of Default which will be fully cured by virtue of the applicable Liquidation Event, release or partial release); and

         (f) the conditions of Section 2.5 shall be satisfied.

         SECTION 2.5       DEFEASANCE.

         In addition to the conditions specified in Section 2.4, the following conditions must also be satisfied to effect a Defeasance or Partial Defeasance pursuant to Section 2.4:

                  (i) Mezzanine Borrower shall provide not less than thirty (30) days prior written notice to Mezzanine Lender specifying the date (the "DEFEASANCE DATE") on which the Defeasance Event and the principal amount of the Mezzanine Loan to be defeased which date must be a Payment Date, and which principal amount shall not be less than the Net Liquidation Proceeds for the Liquidation Event in question and if the Defeasance Event in question pertains to the entire Mezzanine Loan, an amount not less than the principal amount of the Mezzanine Loan;

                  (ii) Mezzanine Borrower shall pay to Mezzanine Lender all accrued and unpaid interest on the principal balance of the Mezzanine Loan to and including the Defeasance Date;

                  (iii) Mezzanine Borrower shall pay to Mezzanine Lender all other sums, not including scheduled interest or principal payments, then due under the Mezzanine Note, this Agreement and the other Mezzanine Loan Documents;

                  (iv) Mezzanine Borrower shall deliver to Mezzanine Lender the Defeasance Deposit applicable to the Defeasance Event;

                  (v) In the event only a portion of the Mezzanine Loan is the subject of the Defeasance Event, Mezzanine Borrower shall prepare all necessary documents to modify this Agreement and to amend and restate the Mezzanine Note and issue two substitute notes, one note having a principal balance equal to the defeased portion of the original Mezzanine Note and a maturity date equal to the Maturity Date (the "DEFEASED MEZZANINE NOTE") and the other note having a principal balance equal to the undefeased portion of the Mezzanine Note (the "UNDEFEASED MEZZANINE NOTE"). The Defeased Mezzanine Note and Undefeased Mezzanine Note shall otherwise have terms identical to the Mezzanine Note, except that a Defeased Mezzanine Note cannot be the subject of any further Defeasance Event;

                  (vi) Mezzanine Borrower shall execute and deliver a security agreement, in form and substance satisfactory to Mezzanine Lender, creating a first priority lien on the

Defeasance Deposit and the U.S. Obligations purchased with the Defeasance Deposit in accordance with the provisions of this Section 2.5 (the "SECURITY AGREEMENT");

                  (vii) Mezzanine Borrower shall deliver an opinion of counsel for Mezzanine Borrower in form that would be satisfactory to a prudent Mezzanine Lender stating, among other things, that Mezzanine Borrower has legally and validly transferred and assigned the U.S. Obligations and all obligations, rights and duties under and to the Mezzanine Note or Defeased Mezzanine Note (as applicable) to the Successor Mezzanine Borrower, that Mezzanine Lender has a perfected first priority security interest in the Defeasance Deposit and the U.S. Obligations delivered by Mezzanine Borrower and that (A) any REMIC Trust formed pursuant to a securitization will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of such Defeasance Event or (B) any grantor trust within the meaning of subpart E, part I of subchapter J of the Code will not fail to maintain its status as a grantor trust as a result of such Defeasance Event, as applicable;

                  (viii) If the Mezzanine Loan has been securitized, Mezzanine Borrower shall deliver confirmation in writing from the applicable Rating Agencies to the effect that such release will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any such securitization and shall pay all fees and expenses of the Rating Agencies incurred in connection with such confirmation. If required by the applicable Rating Agencies, Mezzanine Borrower shall also deliver or cause to be delivered a non-consolidation opinion with respect to the Successor Mezzanine Borrower in form and substance satisfactory to Mezzanine Lender and the applicable Rating Agencies and will pay all fees and expenses of the Rating Agencies incurred in connection with the review and approval of such non-consolidation opinion;

                  (ix) Mezzanine Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in Sections 2.4 and 2.5 have been satisfied;

                  (x) Mezzanine Borrower shall deliver a certificate of Mezzanine Borrower's independent certified public accountant certifying that the U.S. Obligation purchased with the Defeasance Deposit generate monthly amounts equal to or greater than the Scheduled Defeasance Payments;

                  (xi) Mezzanine Borrower shall deliver such other certificates, documents or instruments as Mezzanine Lender may reasonably request; and

                  (xii) Mezzanine Borrower shall pay all costs and expenses of Mezzanine Lender and the Rating Agencies incurred in connection with the Defeasance Event, including reasonable attorneys' fees and expenses.

         In connection with each Defeasance Event, Mezzanine Borrower hereby appoints Mezzanine Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations which provide payments on or prior to, but as close as possible to, all successive scheduled payment dates after the Defeasance Date upon which interest and principal payments are required under the Note, in the case of a Defeasance Event for the entire outstanding principal balance of the Mezzanine Loan, or under the Defeased

Mezzanine Note created pursuant to the related Defeasance Event, in the case of a Defeasance Event for only a portion of the outstanding principal balance of the Mezzanine Loan relating to one or more of the Partial Defeasance Properties, as applicable, and in amounts equal to the scheduled payments due on such dates under the Mezzanine Note or the Defeased Mezzanine Note, as applicable (including, without limitation, scheduled payments of principal, interest, servicing fees (if any), the rating surveillance charge, if any, and any other amounts due under the Mezzanine Loan Documents on such dates) and assuming such Mezzanine Note or Defeased Mezzanine Note is paid in full on the Maturity Date (the "SCHEDULED DEFEASANCE PAYMENTS"). Mezzanine Borrower, pursuant to the Security Agreement or other appropriate document, shall authorize and direct that the payments received from the U.S. Obligations may be made directly to the Mezzanine Account (unless otherwise directed by Mezzanine Lender) and applied to satisfy the obligations of Mezzanine Borrower under the Undefeased Mezzanine Note or the Defeased Mezzanine Note, as applicable. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Obligations required by this Section 2.5 and satisfy Mezzanine Borrower's other obligations under this Section 2.4 and Section 2.5 shall be remitted to Mezzanine Borrower or the Successor Borrower, as applicable.

         2.5.2 SUCCESSOR BORROWER. In connection with any Defeasance Event, Mezzanine Borrower may at its option, or if requested by Mezzanine Lender or the Rating Agencies rating the securities in any securitization of the Mezzanine Loan, shall, establish or designate a successor entity (the "SUCCESSOR BORROWER") which shall be a single purpose bankruptcy remote entity with an Independent Director approved by Mezzanine Lender, and Mezzanine Borrower shall transfer and assign all obligations, rights and duties under and to the Mezzanine Note or the Defeased Mezzanine Note, as applicable, together with the pledged U.S. Obligations to such Successor Borrower. Such Successor Borrower shall assume the obligations under the Mezzanine Note or the Defeased Mezzanine Note, as applicable, and the Security Agreement and Mezzanine Borrower shall be relieved of its obligations under such documents. Mezzanine Borrower shall pay One Thousand and No/100 Dollars ($1,000) to any such Successor Borrower as consideration for assuming the obligations under the Mezzanine Note or the Defeased Mezzanine Note, as applicable, and the Security Agreement. Notwithstanding anything in this Agreement to the contrary, no other assumption fee shall be payable upon a transfer of the Mezzanine Note or the Defeased Mezzanine Note, as applicable, in accordance with this Section 5.1, but Mezzanine Borrower shall pay all costs and expenses incurred by Mezzanine Lender, including Mezzanine Lender's attorneys' fees and expenses, and any fees and expenses of any Rating Agencies, incurred in connection therewith.

         SECTION 2.6       RELEASE OF COLLATERAL.

         (a) Provided no Event of Default has occurred and is continuing, Mezzanine Borrower shall have the right to effect a defeasance of the entire Mezzanine Loan at any time after the Permitted Release Date and before the Maturity Date in accordance with Section 2.5 hereof and, provided, Mezzanine Borrower shall have properly effected full defeasance in accordance with Section 2.5, Mezzanine Borrower shall have the right to obtain a release of the Collateral and a release of the funds on deposit in the Mezzanine Account and any of the Reserve Funds held by Mezzanine Lender, provided that payments on account of the Defeased Mezzanine Note or Mezzanine Note, as applicable, shall be paid directly to Mezzanine Lender

(rather than into the Mezzanine Account) and provided further that such release shall only be granted if the following conditions have been met or satisfied:

         (b) Mezzanine Borrower shall submit to Mezzanine Lender, not less than fifteen (15) days prior to the date of such release, a release of Lien (and related Mezzanine Loan Documents) for the Collateral or other documents suitable to evidence the termination of Mezzanine Lender's Lien on the Collateral for execution by Mezzanine Lender. Such release or other documents shall be in form and substance appropriate and reasonably satisfactory to Mezzanine Lender. In addition, Mezzanine Borrower shall provide all other documentation Mezzanine Lender reasonably requires to be delivered by Mezzanine Borrower in connection with such release; and

         (c) Mezzanine Borrower shall pay all costs and expenses of Mezzanine Lender incurred in connection with the payment of the Mezzanine Loan, including reasonable attorneys' fees and expenses.

                            III. CONDITIONS PRECEDENT

         SECTION 3.1       CONDITIONS PRECEDENT TO CLOSING.

         The obligation of Mezzanine Lender to make the Mezzanine Loan hereunder is subject to the fulfillment by Mezzanine Borrower or waiver by Mezzanine Lender of the following conditions precedent no later than the Closing Date:

         3.1.1 REPRESENTATIONS AND WARRANTIES; COMPLIANCE WITH CONDITIONS. The representations and warranties of Mezzanine Borrower contained in this Agreement and the other Mezzanine Loan Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of such date, and no Default or an Event of Default shall have occurred and be continuing; and Mezzanine Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each other Mezzanine Loan Document on its part to be observed or performed.

         3.1.2 MEZZANINE LOAN AGREEMENT AND MEZZANINE NOTE. Mezzanine Lender shall have received an original copy of this Agreement and the Mezzanine Note, in each case, duly executed and delivered on behalf of Borrower.

         3.1.3 DELIVERY OF MEZZANINE LOAN DOCUMENTS; TITLE INSURANCE; REPORTS; LEASES, ETC.

         (a) Mezzanine Loan Documents. Lender shall have received duly executed copies of the following items:

                  (i)      the Environmental Indemnity;

                  (ii)     the Mezzanine Indemnity Agreement;

                  (iii)    the Mezzanine Cash Management Agreement;

                  (iv)     the Mezzanine Financing Statements; and

                  (v)      the Pledge Agreement.

         (b) Title Insurance. Mezzanine Lender shall have received an original of the owner's title insurance policies issued by the title company issuing the title policies with respect to the Loan dated as of the Closing Date. Such title insurance policies shall (i) provide coverage in amounts not less than the amount of the title policies provided to the Lender plus 125% of the Allocated Mezzanine Loan Amount for the applicable Individual Property; (ii) insure that Borrower is the owner of the Properties; (iii) contain a mezzanine lender endorsement; (iv) contain the same exceptions and endorsements (other than any so-called usury endorsement) as the title policies provided to the Lender (except the Mortgages and the related assignments of leases and rents securing the Loan shall be permitted exceptions with respect to said owners title insurance policies and the owners policy comprehensive endorsement form will be substituted for the loan policy comprehensive endorsement form); (v) delete any creditors' rights, exclusions or exceptions, (vi) not include any coinsurance exception or exclusion, and (vii) name Borrower as the insured. The title insurance policies shall be assignable. Mezzanine Lender also shall have received evidence that all premiums in respect of such title insurance policies have been paid.

         (c) Survey. Mezzanine Lender shall have received a current title survey for each Individual Property, certified to the title company and Mezzanine Lender and their successors and assigns, in form and content satisfactory to Lender. Each such survey shall reflect the same legal description contained in the title insurance policies described in Section 3.1.3(b) relating to such Individual Property and shall include, among other things, a metes and bounds description, or a recorded plat description, of the real property comprising part of such Individual Property. The surveyor's seal shall be affixed to each survey and the surveyor shall provide a certification for each survey in form and substance acceptable to Lender (but also certified to Mezzanine Lender, its successors and assigns).

         (d) Insurance. Mezzanine Lender shall have received valid certificates of insurance for the policies of insurance required hereunder and evidence of compliance with the insurance requirements of the Loan Documents, satisfactory to Mezzanine Lender in its sole discretion, and evidence of the payment of all premiums payable for the existing policy period.

         (e) Environmental Reports. Mezzanine Lender shall have received a Phase I environmental report (and, if recommended by the Phase I environmental report, a Phase II environmental report) in respect of each Individual Property, in each case satisfactory in form and substance to Lender.

         (f) Zoning. With respect to each Individual Property, Mezzanine Lender shall have received, at Lender's option, either (i) (A) letters or other evidence with respect to each Individual Property from the appropriate municipal authorities (or other Persons) concerning applicable zoning and building laws, or (B) an ALTA 3.1 zoning endorsement for the applicable title insurance policy or (ii) a zoning opinion letter, in each case in substance reasonably satisfactory to Mezzanine Lender.

         (g) Encumbrances. Mezzanine Borrower shall have taken or caused to be taken such actions in such a manner so that Mezzanine Lender has a valid and perfected first Lien as of the

Closing Date with respect to the Accounts and Collateral, and Mezzanine Lender shall have received satisfactory evidence thereof.

         3.1.4 RELATED DOCUMENTS. Each additional document not specifically referenced herein, but relating to the transactions contemplated herein, shall be in form and substance satisfactory to Mezzanine Lender, and shall have been duly authorized, executed and delivered by all parties thereto and Mezzanine Lender shall have received and approved certified copies thereof.

         3.1.5 DELIVERY OF ORGANIZATIONAL DOCUMENTS. On or before the Closing Date, Mezzanine Borrower shall deliver or cause to be delivered to Mezzanine Lender copies certified by Mezzanine Borrower of all organizational documentation related to Mezzanine Borrower, Indemnitor and Borrower and/or the formation, structure, existence, good standing and/or qualification to do business, as Mezzanine Lender may request in its sole discretion, including, without limitation, good standing certificates, qualifications to do business in the appropriate jurisdictions, resolutions authorizing the entering into of the Mezzanine Loan and incumbency certificates as may be requested by Mezzanine Lender.

         3.1.6 OPINIONS OF COUNSEL. Mezzanine Lender shall have received opinions of Mezzanine Borrower's and Indemnitor's counsel (a) with respect to non-consolidation, true sale and true contribution issues, and (b) with respect to due execution, authority, enforceability of the Mezzanine Loan Documents and such other matters as Mezzanine Lender may require, all such opinions in form, scope and substance satisfactory to Mezzanine Lender and Mezzanine Lender's counsel in their sole discretion.

         3.1.7 BUDGETS. Mezzanine Borrower shall have delivered, and Mezzanine Lender shall have approved, the Annual Budget for the current Fiscal Year.

         3.1.8 BASIC CARRYING COSTS. Mezzanine Borrower shall have paid, or shall have caused the Borrower or Master Tenants to have paid, all Basic Carrying Costs relating to the Properties which are in arrears, including without limitation, (a) accrued but unpaid insurance premiums relating to the Properties, (b) currently due Taxes (including any in arrears) relating to the Properties, and (c) currently due Other Charges relating to the Properties, which amounts shall be funded with proceeds of the Loan.

         3.1.9 COMPLETION OF PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Agreement and other Mezzanine Loan Documents and all documents incidental thereto shall be satisfactory in form and substance to Mezzanine Lender, and Mezzanine Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

         3.1.10 PAYMENTS. All payments, deposits or escrows required to be made or established by Mezzanine Borrower under the Loan Agreement, this Agreement, the Mezzanine Note and the other Mezzanine Loan Documents on or before the Closing Date shall have been paid.

         3.1.11 GROUND LESSOR ESTOPPELS. Mezzanine Lender shall have received a copy of an executed ground lessor estoppel letter, which shall be in form and substance satisfactory to the Mezzanine Lender, from each of the ground lessors under the Ground Leases.

         3.1.12 TENANT ESTOPPELS. Mezzanine Lender shall have received a copy of an executed tenant estoppel letter, which shall be in form and substance satisfactory to Mezzanine Lender, from each Master Tenant and any other tenant leasing any portion of any Individual Property. Such tenant estoppel letters shall be addressed to Mezzanine Lender, or if not addressed to Mezzanine Lender, Mezzanine Lender will, pursuant to such tenant estoppel letters or by separate agreement from the applicable tenants, be permitted to rely on the tenant estoppel letters.

         3.1.13 TRANSACTION COSTS. Mezzanine Borrower shall have paid or reimbursed Mezzanine Lender for all title insurance premiums, recording and filing fees, costs of environmental reports, Physical Conditions Reports, appraisals and other reports, the fees and costs of Mezzanine Lender's counsel and all other third party out-of-pocket expenses incurred in connection with the origination of the Mezzanine Loan.

         3.1.14 MATERIAL ADVERSE CHANGE. Except in connection with the litigation set forth in SCHEDULE 3.1.14 hereof, there shall have been no material adverse change in the financial condition or business condition of Borrower, Mezzanine Borrower, Indemnitor, any Master Tenant, any parent or principal of any Master Tenant or any Individual Property since the date of the most recent financial statements delivered to Mezzanine Lender. The income and expenses of the Properties, the occupancy leases thereof, and all other features of the transaction shall be as represented to Mezzanine Lender without material adverse change. Neither Mezzanine Borrower, Borrower nor any of their constituent Persons shall be the subject of any bankruptcy, reorganization, or insolvency proceeding.

         3.1.15 LEASES AND RENT ROLL. Mezzanine Lender shall have received copies of all tenant leases, certified copies of the Master Leases and any other tenant leases as requested by Mezzanine Lender and certified copies of the Ground Leases. Mezzanine Lender shall have received a current certified rent roll of the Properties, reasonably satisfactory in form and substance to Mezzanine Lender.

         3.1.16 TAX LOT. Mezzanine Lender shall have received evidence that each Individual Property constitutes one (1) or more separate tax lots, which evidence shall be reasonably satisfactory in form and substance to Mezzanine Lender.

         3.1.17 PHYSICAL CONDITIONS REPORTS. Mezzanine Lender shall have received Physical Conditions Reports and environmental site assessments with respect to each Individual Property, which reports and assessments shall be satisfactory in form and substance to Mezzanine Lender. Such reports and assessments shall, by their terms, permit Mezzanine Lender, its successors and assigns, to rely on such reports and assessments or separate reliance letters shall be provided to Mezzanine Lender authorizing such reliance.

         3.1.18 APPRAISAL. Mezzanine Lender shall have received an Approved Appraisal of each Individual Property, which shall be satisfactory in form and substance to Mezzanine Lender. Such appraisals shall, by their terms, permit Mezzanine Lender to rely on such appraisals or separate reliance letters shall be provided to Mezzanine Lender authorizing such reliance.

         3.1.19 INVENTORY. Mezzanine Lender shall have received a complete inventory of the fixtures and equipment present at each Individual Property or used in connection with each Individual Property, indicating the owner of each item and its location (if other than on the site of the related Individual Property); provided, however, that such information with respect to fixtures and equipment owned, leased or otherwise supplied by the related Master Tenant shall only be required to the extent such information has been made available to Borrower or any of its Affiliates.

         3.1.20 LOAN DOCUMENTS. Mezzanine Borrower shall have delivered to Mezzanine Lender, true and complete copies of the Loan Documents.

         3.1.21 ACCOUNTS. All accounts and sub-accounts to be established pursuant to the Cash Management Agreement and the Mezzanine Cash Management Agreement shall have been established and be open to the satisfaction of Mezzanine Lender.

         3.1.22 NOTICES. Notices to Master Tenants and lessors under the Ground Leases shall have been given advising such Persons of Borrower's acquisition of the applicable Individual Property and specifying that copies of notices to the ground tenant or landlord, as applicable, shall be given to Mezzanine Lender.

         3.1.23 PERFECTION. Mezzanine Lender shall have received all original certificates evidencing the Collateral, duly executed stock powers in blank pertaining to the Collateral, a duly executed transaction confirmation statement from Borrower acknowledging the pledge and agreeing that no further consent or action from Mezzanine Borrower, Borrower or Borrower's shareholders or board is required to effect a transfer pursuant to the Pledge Agreement and agreeing that it has been irrevocably directed to distribute funds to Mezzanine Borrower in accordance with the Cash Management Agreement. All other actions required to perfect a security interest in the Collateral and Accounts shall have been taken.

         3.1.24 CLOSING OF LOAN. The Loan shall have been closed and the proceeds of the Loan shall have been disbursed in accordance with a disbursement statement approved by Mezzanine Lender.

         3.1.25 CT CORPORATION. Mezzanine Borrower shall have retained CT Corporation to act as its agent pursuant to Section 9.4(B).

         3.1.26 INTERCREDITOR AGREEMENT. Lender and Mezzanine Lender shall have executed and delivered the Intercreditor Agreement.

         3.1.27 LIQUIDITY RESERVE FUNDING. The Liquidity Reserve shall have been funded as required under Section 7.5.1.

         3.1.28 FURTHER DOCUMENTS. Mezzanine Lender or its counsel shall have received such other and further approvals, opinions, documents and information as Mezzanine Lender or its counsel may have reasonably requested including the Mezzanine Loan Documents in form and substance satisfactory to Lender and its counsel.

                       IV. REPRESENTATIONS AND WARRANTIES

         SECTION 4.1       MEZZANINE BORROWER REPRESENTATIONS.

         Mezzanine Borrower represents and warrants as of the date hereof and as of the Closing Date that:

         4.1.1 ORGANIZATION. Mezzanine Borrower and Indemnitor have been duly organized and is validly existing and in good standing with requisite power and authority to own its assets and to transact the businesses in which it is now engaged. Mezzanine Borrower and Indemnitor are duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its assets, businesses and operations. Mezzanine Borrower and Indemnitor possess all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own their respective assets and to transact the businesses in which it is now engaged, and the sole business of Mezzanine Borrower is to own the capital stock of Borrower.

         4.1.2 PROCEEDINGS. Mezzanine Borrower and Indemnitor have taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Mezzanine Loan Documents. This Agreement and such other Mezzanine Loan Documents have been duly executed and delivered by or on behalf of Mezzanine Borrower and Indemnitor and constitute legal, valid and binding obligations of Mezzanine Borrower and Indemnitor enforceable against Mezzanine Borrower and Indemnitor in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws and legal principles affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         4.1.3 NO CONFLICTS. The execution, delivery and performance of this Agreement and the other Mezzanine Loan Documents by Mezzanine Borrower and Indemnitor will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Mezzanine Loan Documents) upon any of the property or assets of Mezzanine Borrower or Indemnitor pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, partnership agreement, management agreement or other agreement or instrument to which Mezzanine Borrower, Indemnitor or Borrower is a party or by which any of Mezzanine Borrower's, Indemnitor's or Borrower's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Mezzanine Borrower, Indemnitor, Borrower or any of Mezzanine Borrower's, Indemnitor's or Borrower's properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by Mezzanine Borrower or Indemnitor of this Agreement or any other Mezzanine Loan Documents has been obtained and is in full force and effect.

         4.1.4 LITIGATION. There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or threatened against or affecting Mezzanine Borrower, Borrower or, except as expressly disclosed in the Offering

Memorandum, any Individual Property, which actions, suits or proceedings, if determined against Mezzanine Borrower, Borrower or any Individual Property, might materially adversely affect the condition (financial or otherwise) or business of Mezzanine Borrower or Borrower, or the condition or ownership of any Individual Property.

         4.1.5 AGREEMENTS. Neither Mezzanine Borrower, Indemnitor nor Borrower is a party to any agreement or instrument or subject to any restriction which might materially adversely affect Mezzanine Borrower, Indemnitor, Borrower or any Individual Property, or Mezzanine Borrower's Indemnitor's or Borrower's business, properties or assets, operations or condition, financial or otherwise. None of Mezzanine Borrower, Indemnitor or Borrower is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Mezzanine Borrower, Indemnitor or Borrower or any of the Properties are bound. Mezzanine Borrower has no material financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Mezzanine Borrower is a party or by which Mezzanine Borrower or the Properties is otherwise bound, other than obligations under the Mezzanine Loan Documents.

         4.1.6 SOLVENCY. Mezzanine Borrower (a) has not entered into the transaction or executed the Mezzanine Note, this Agreement or any other Mezzanine Loan Documents with the actual intent to hinder, delay or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under such Mezzanine Loan Documents. Giving effect to the Mezzanine Loan, the fair saleable value of Mezzanine Borrower's assets exceeds and will, immediately following the making of the Mezzanine Loan, exceed Mezzanine Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Mezzanine Borrower's assets is and will, immediately following the making of the Mezzanine Loan, be greater than Mezzanine Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured. Mezzanine Borrower's assets do not and, immediately following the making of the Mezzanine Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Mezzanine Borrower does not intend to, and does not believe that it will, incur debt and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debt and liabilities as they mature (taking into account the timing and amounts of cash to be received by Mezzanine Borrower and the amounts to be payable on or in respect of obligations of Mezzanine Borrower). Except as expressly disclosed to Mezzanine Lender in writing, no petition in bankruptcy has been filed against Mezzanine Borrower or any constituent Person in the last seven (7) years, and neither Mezzanine Borrower nor any constituent Person in the last seven (7) years has ever made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors. Neither Mezzanine Borrower nor any of its constituent Persons are contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of Mezzanine Borrower's assets or property, and Mezzanine Borrower has no knowledge of any Person contemplating the filing of any such petition against it or such constituent Persons.

         4.1.7 FULL AND ACCURATE DISCLOSURE. No statement of fact made by Mezzanine Borrower in this Agreement or in any of the other Mezzanine Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. Except as expressly disclosed in the Offering Memorandum, there is no material fact presently known to Mezzanine Borrower which has not been disclosed to Mezzanine Lender which materially and adversely affects, nor as far as Mezzanine Borrower can foresee, might materially and adversely affect, any Individual Property or the business, operations or condition (financial or otherwise) of Mezzanine Borrower.

         4.1.8 NO PLAN ASSETS. Mezzanine Borrower is not an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Mezzanine Borrower constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101. In addition, (a) Mezzanine Borrower is not a "governmental plan" within the meaning of Section 3(32) of ERISA and (b) transactions by or with Mezzanine Borrower are not subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans similar to the provisions of Section 406 of ERISA or Section 4975 of the Code currently in effect, which prohibit or otherwise restrict the transactions contemplated by this Agreement.

         4.1.9 COMPLIANCE. Mezzanine Borrower and the Properties and the use thereof comply in all material respects with all applicable Legal Requirements, including, without limitation, building and zoning ordinances and codes. Mezzanine Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority. There has not been committed by Mezzanine Borrower or, to the best knowledge of Mezzanine Borrower, any other Person in occupancy of or involved with the operation or use of the Properties, any act or omission affording the federal government or any other Governmental Authority the right of forfeiture as against any Individual Property or any part thereof or any monies paid in performance of Mezzanine Borrower's obligations under any of the Mezzanine Loan Documents.

         4.1.10 FINANCIAL INFORMATION. All financial data, including, without limitation, any statements of cash flow and income and operating expense, that have been prepared by or on behalf of Mezzanine Borrower, Borrower or any of their Affiliates and delivered to Mezzanine Lender in respect of the Properties, Mezzanine Borrower and Borrower (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of the Properties as of the date of such reports, and (iii) to the extent prepared or audited by an independent certified public accounting firm, have been prepared in accordance with GAAP throughout the periods covered, except as disclosed therein. Mezzanine Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Mezzanine Borrower and reasonably likely to have a materially adverse effect on any Individual Property or the operation thereof as a megaplex movie theater, except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Mezzanine Borrower from that set forth in said financial statements. Mezzanine Borrower has no reason to believe or suspect that any financial data provided by or on behalf of any Master Tenant in respect of any of the Properties and delivered to Mezzanine Lender is not true, complete and correct in all material respects or does not accurately represent the financial condition of the related Individual Property as of the date thereof. It is agreed that the representations and warranties in this Section

4.1.10, to the extent that such representation and warranty is a representation and warranty as to the accuracy and completeness of information supplied by tenants under the Leases, is made only to the best knowledge of the Mezzanine Borrower.

         4.1.11 CONDEMNATION. No Condemnation or other proceeding has been commenced or, to Mezzanine Borrower's best knowledge, is threatened or contemplated with respect to all or any portion of any Individual Property or for the relocation of roadways providing access to any Individual Property.

         4.1.12 FEDERAL RESERVE REGULATIONS. No part of the proceeds of the Mezzanine Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Mezzanine Loan Documents.

         4.1.13 UTILITIES AND PUBLIC ACCESS. Each Individual Property has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service such Individual Property for its respective intended uses. All public utilities necessary or convenient to the full use and enjoyment of each Individual Property are located either in the public right-of-way abutting such Individual Property (which are connected so as to serve such Individual Property without passing over other property) or in recorded easements serving such Individual Property and such easements are set forth in and insured by the Title Insurance Policies. All roads necessary for the use of each Individual Property for their current respective purposes have been completed and dedicated to public use and accepted by all Governmental Authorities.

         4.1.14 NOT A FOREIGN PERSON. Mezzanine Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

         4.1.15 SEPARATE LOTS. Each Individual Property is comprised of one (1) or more parcels which constitute a separate tax lot or lots and does not constitute a portion of any other tax lot not a part of such Individual Property.

         4.1.16 ASSESSMENTS. There are no pending or, to the best knowledge of the Mezzanine Borrower, proposed special or other assessments for public improvements or otherwise affecting any Individual Property, nor are there any contemplated improvements to any Individual Property that may result in such special or other assessments.

         4.1.17 ENFORCEABILITY. The Mezzanine Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Mezzanine Borrower, including the defense of usury, nor would the operation of any of the terms of the Mezzanine Loan Documents, or the exercise of any right thereunder, render the Mezzanine Loan Documents unenforceable (subject to principles of equity and bankruptcy, insolvency and other laws generally affecting creditors' rights and the enforcement of debtors' obligations), and Mezzanine Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

         4.1.18 NO PRIOR ASSIGNMENT. Except pursuant to the Loan Documents, there are no prior assignments of the Leases or any portion of the Rents due and payable or to become due and payable which are presently outstanding.

         4.1.19 INSURANCE. Mezzanine Borrower has obtained, or cause to be obtained, and has delivered to Mezzanine Lender certificates of insurance reflecting the insurance coverages, amounts and other requirements set forth in the Loan Agreement and this Agreement. No claims have been made under any insurance policy evidenced by such certificates and neither Mezzanine Borrower nor Borrower, or, to the best knowledge of Mezzanine Borrower, any other Person, has done, by act or omission, anything which would impair the coverage of any such policy.

         4.1.20 USE OF PROPERTY. Each Individual Property is used exclusively as a movie theater and for other appurtenant and related uses.

         4.1.21 CERTIFICATE OF OCCUPANCY; LICENSES. All certificates of completion and occupancy permits and, to the best knowledge of Mezzanine Borrower, all other certifications, permits, licenses and approvals, including, without limitation, any applicable liquor license required for the legal use, occupancy and operation of each Individual Property as a megaplex movie theater and all appurtenant and related uses (collectively, the "LICENSES"), have been obtained and are in full force and effect. Mezzanine Borrower shall keep and maintain, or cause Borrower or the related Master Tenant to keep and maintain, all licenses necessary for the operation of each Individual Property as a megaplex movie theater and all appurtenant and related uses. The use being made of each Individual Property is in conformity with the certificate of occupancy issued for such Individual Property.

         4.1.22 FLOOD ZONE. None of the Improvements on any Individual Property are located in an area as identified by the Federal Emergency Management Agency as an area having special flood hazards and, if so located, the flood insurance required pursuant to Section 6.1(a)(i) is in full force and effect with respect to each such Individual Property.

         4.1.23 PHYSICAL CONDITION. Except as otherwise disclosed in the Physical Conditions Reports, to the best knowledge of Mezzanine Borrower, each Individual Property, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; there exists no structural or other material defects or damages in any Individual Property, whether latent or otherwise. Mezzanine Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in any Individual Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

         4.1.24 BOUNDARIES. All of the improvements which were included in determining the appraised value of each Individual Property pursuant to the related Approved Appraisal of such Individual Property lie wholly within the boundaries and building restriction lines of such

Individual Property, and no improvements on adjoining properties encroach upon such Individual Property, and no easements or other encumbrances upon the applicable Individual Property encroach upon any of the improvements, so as to affect the value or marketability of the applicable Individual Property except those which are insured against by title insurance.

         4.1.25 LEASES. The Properties are not subject to any Leases other than the Master Leases and any other Leases described on Schedule II attached hereto and made a part hereof. Borrower is the owner and lessor of landlord's interest in the Leases. No Person has any possessory interest in any Individual Property or right to occupy the same except under and pursuant to the provisions of the Leases. The Leases are in full force and effect and there are no defaults thereunder by either party and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute defaults thereunder. No Rent (including security deposits) has been paid more than one (1) month in advance of its due date. All work to be performed by Borrower under each Lease has been performed as required and has been accepted by the applicable tenant, and any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by Borrower to any tenant has already been received by such tenant. Except pursuant to the Loan Documents, there has been no prior sale, transfer or assignment, hypothecation or pledge of any Lease or of the Rents received therein. No Master Tenant or other tenant listed on Schedule II has assigned its Lease or sublet all or any portion of the premises demised thereby, no Master Tenant or such other tenant holds its leased premises under assignment or sublease, nor does anyone except the related Master Tenant or such other tenant and its employees occupy such leased premises. No tenant under any Lease (other than American Multi-Cinema, Inc., as to its rights of first offer and rights of first refusal pursuant to the Master Leases under which it is the Master Tenant) has a right or option pursuant to such Lease or otherwise to purchase all or any part of the leased premises or the building of which the leased premises are a part. No tenant under any Lease has any right or option for additional space in the Improvements. To the best knowledge of Mezzanine Borrower, no hazardous wastes or toxic substances, as defined by applicable federal, state or local statutes, rules and regulations, have been disposed, stored or treated by any tenant under any Lease on or about the leased premises nor does Mezzanine Borrower have any knowledge of any tenant's intention to use its leased premises for any activity which, directly or indirectly, involves the use, generation, treatment, storage, disposal or transportation of any petroleum product or any toxic or hazardous chemical, material, substance or waste.

         4.1.26 SURVEY. The Survey for each Individual Property delivered to Lender in connection with the Loan Agreement has been prepared in accordance with the Loan Agreement and does not fail to reflect any material matter affecting such Individual Property or the title thereto.

         4.1.27 WARRANTY OF COLLATERAL. Mezzanine Borrower has good title to the Collateral, free and clear of all Liens whatsoever except such Liens as are permitted pursuant to the Mezzanine Loan Documents and the Liens created by the Mezzanine Loan Documents. The Pledge Agreement, together with the pledge of the stock in Borrower and any UCC financing statements required to be filed in connection therewith, creates a valid, perfected first priority lien on the Collateral, subject only to the Liens created by the Loan Documents and the Mezzanine Loan Documents. The Mezzanine Cash Management Agreement, upon execution by all parties thereto and any UCC Financing Statements required to be filed in connection therewith, creates a valid, perfected first priority lien on the "MEZZANINE COLLATERAL" (as defined in the Mezzanine Cash Management Agreement), subject only to the Liens created by the Loan Documents and the Mezzanine Loan Documents.

         4.1.28 FILING AND RECORDING TAXES. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of the Collateral to Mezzanine Borrower and the transfer of the Properties to Borrower have been paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Mezzanine Loan Documents, including, without limitation, the Pledge Agreement, has been paid, and, under current Legal Requirements, the Pledge Agreement and the other Mezzanine Loan Documents are enforceable in accordance with their respective terms by Mezzanine Lender (or any subsequent holder thereof), subject to principles of equity and bankruptcy, insolvency and other laws generally applicable to creditors' rights and the enforcement of debtors' obligations. The continued priority, validity and enforceability of the Pledge Agreement and the other Mezzanine Loan Documents does not require the payment by any Person of any additional documentary stamps, filing, recording or registration fee or tax or any other similar tax or fee.

         4.1.29   SPECIAL PURPOSE ENTITY/SEPARATENESS.

         (a) Until the Mezzanine Debt has been paid in full, Mezzanine Borrower hereby represents, warrants and covenants that Mezzanine Borrower is, shall be and shall continue to be a Special Purpose Entity.

         (b) The representations, warranties and covenants set forth in this
Section 4.1.29 shall survive for so long as any amount remains payable to Mezzanine Lender under this Agreement or any other Mezzanine Loan Document.

         (c) All of the factual assumptions made in the Insolvency Opinion, including, but not limited to, any exhibits attached thereto, are true and correct in all respects and any factual assumptions made in any subsequent non-consolidation opinion delivered in connection with the Mezzanine Loan Documents (an "ADDITIONAL INSOLVENCY OPINION"), including, but not limited to, any exhibits attached thereto, will have been and shall be true and correct in all respects. Mezzanine Borrower has complied and will comply with all of the factual assumptions made with respect to it in the Insolvency Opinion. Mezzanine Borrower will have complied and will comply with all of the factual assumptions made with respect to it in any Additional Insolvency Opinion. Each entity other than Mezzanine Borrower with respect to which a factual assumption shall be made in any Additional Insolvency Opinion will have complied and will comply with all of the factual assumptions made with respect to it in any Additional Insolvency Opinion.

         4.1.30 MANAGEMENT OF PROPERTIES. Each Individual Property is self-managed by Borrower insofar as each Individual Property is leased to a Master Tenant which is required to perform typical property management functions (other than collection of rents under such Master Leases) pursuant to the related Master Lease and no third party property manager has been retained with respect to any Individual Property.

         4.1.31 GROUND LEASES. Mezzanine Borrower covenants, represents and warrants to Mezzanine Lender with respect to the Ground Leases as follows:

         (a) Except as previously disclosed to Mezzanine Lender and scheduled on
SCHEDULE 4.3.31, no default has occurred and is continuing under the terms of any Ground Lease, and no event has occurred that, with the passage of time or service of notice, or both, would constitute an event of default under any Ground Lease.

         (b) Each Ground Lease is in full force and effect.

         (c) All rents, additional rents, percentage rents and all other charges due and payable under each Ground Lease have been fully paid.

         (d) Subject to the Permitted Encumbrances, Borrower is the owner of the entire lessee's interest in and under each Ground Lease and has or had the right and authority under each Ground Lease to execute the Loan Agreement, the related Mortgage and other related Loan Documents, and to encumber Borrower's interest in the Ground Leases.

         (e) Mezzanine Borrower shall, at its sole cost and expense, promptly and timely perform and observe, or cause the related Master Tenant or Borrower to promptly and timely perform and observe, all the material terms, covenants and conditions required to be performed and observed by Borrower as lessee under each Ground Lease (including, but not limited to, the payment of all rent, additional rent, percentage rent and other charges required to be paid under such Ground Lease).

         (f) Lender is permitted the opportunity to cure any default under the Ground Lease, which is curable after the receipt of notice of any default before the ground lessor thereunder may terminate the Ground Lease.

         (g) The actions or payments of Lender to cure any such default under any Ground Lease shall not remove or waive, as between Mezzanine Borrower and Mezzanine Lender, the default that occurred under this Agreement by virtue of such default under any Ground Lease. All sums expended by Mezzanine Lender in connection with such default shall be paid by Mezzanine Borrower to Mezzanine Lender, upon demand, with interest on such sum at the rate set forth in the Mezzanine Note from the date such sum is expended to and including the date the reimbursement payment is made to Mezzanine Lender. All such indebtedness shall be deemed to be secured by the Pledge Agreement.

         (h) Mezzanine Borrower shall, or shall cause Borrower to notify Mezzanine Lender promptly in writing of the occurrence of any material default by the lessor under any Ground Lease or the occurrence of any event that, with the passage of time or service of notice, or both, would constitute a material default by the lessor under any Ground Lease, and the receipt by Mezzanine Borrower or Borrower of any notice (written or otherwise) from the lessor under any Ground Lease noting or claiming the occurrence of any default by Borrower under any Ground Lease or the occurrence of any event that, with the passage of time or service of notice, or both, would constitute a default by Borrower under any Ground Lease. Mezzanine Borrower shall, or shall cause Borrower to, promptly deliver to Mezzanine Lender a copy of any such written notice of default.

         (i) Within thirty (30) days after written demand by Mezzanine Lender, Mezzanine Borrower shall use reasonable efforts (other than payments to the lessor) to obtain from the lessor under any Ground Lease and furnish to Mezzanine Lender the estoppel certificate of such lessor stating the date through which rent has been paid and whether or not there are any defaults thereunder and specifying the nature of such claimed defaults, if any.

         (j) The generality of the provisions of this Section relating to the Ground Leases shall not be limited by other provisions of this Agreement or the other Mezzanine Loan Documents setting forth particular obligations of Mezzanine Borrower that are also required of Mezzanine Borrower with respect to the Ground Leases or the related Ground Lease Properties.

         (k) Mezzanine Borrower shall not, and shall not without Mezzanine Lender's prior written consent, suffer or permit Borrower to surrender, terminate, forfeit, or suffer or permit the surrender, termination or forfeiture of, or change, modify or amend in a material or adverse manner, any Ground Lease. Consent to one amendment, change, agreement or modification shall not be deemed to be a waiver of the right to require consent to other, future or successive amendments, changes, agreements or modifications. Mezzanine Borrower shall cause any acquisition of any lessor's interest in any Ground Lease by Borrower or any affiliate of Borrower to be accomplished by Borrower in such a manner so as to avoid a merger of the interests of lessor and lessee in such Ground Lease, unless consent to such merger is granted by Mezzanine Lender.

         (l) Notwithstanding anything to the contrary contained in this Agreement, Mezzanine Borrower shall not permit Borrower, without Mezzanine Lender's written consent, to elect to treat any Ground Lease as terminated under subsection 365(h)(l) of the Bankruptcy Code. Any such election made without Mezzanine Lender's prior written consent shall be void.

         (m) In addition to those events otherwise set forth in this Agreement, the occurrence of any of the following events shall, at Mezzanine Lender's option, constitute an Event of Default, as such term is defined in Section 8.1 hereof and, upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies available to it under Section 8.2 hereof:

                  (i) A breach or default by Borrower under any condition or obligation contained in any Ground Lease that is not cured within any applicable cure period provided therein;

                  (ii) The occurrence of any event or condition that gives the lessor under any Ground Lease a right to terminate or cancel such Ground Lease; or

                  (iii) Mezzanine Borrower's or Borrower's failure to permit Mezzanine Lender and/or its representatives at all reasonable times upon reasonable prior written notice to make investigation or examination concerning Borrower's performance and observance of the terms, covenants and conditions of any Ground Lease.

         (n) Mezzanine Borrower shall not permit Borrower, without Mezzanine Lender's written consent, to fail to exercise any option or right to renew or extend the term of any Ground Lease at least six (6) months prior to the date of termination of any such option or right, and shall give immediate written notice to Mezzanine Lender and shall execute, acknowledge, deliver and record any document requested by Mezzanine Lender to evidence such extended or renewed lease term; provided, however, Mezzanine Borrower shall not be required to cause Borrower to exercise any particular such option or right to renew or extend to the extent Mezzanine Borrower shall have received the prior written consent of Mezzanine Lender (which consent may be withheld by Mezzanine Lender in its sole and absolute discretion) allowing Mezzanine Borrower to permit Borrower to forego exercising such option or right to renew or extend.

         (o) Mezzanine Borrower shall not permit Borrower to waive, excuse, condone or in any way release or discharge the lessor under any Ground Lease of or from such lessor's material obligations, covenant and/or conditions under such Ground Lease without the prior written consent of Mezzanine Lender.

         (p) To the best of Mezzanine Borrower's knowledge, as of the Closing Date, there has been no event which would materially alter information contained in those ground lessor estoppels delivered to Mezzanine Lender with respect to the Ground Leases prior to the date hereof.

         (q) The execution, delivery and performance of the Mezzanine Loan Documents, the assignment of the Ground Leases to Borrower, the borrowing of the Mezzanine Loan, the execution, delivery and performance of the Loan Documents, the borrowing of the Loan, the pledge of the Collateral and the exercise of Mezzanine Lender's remedies under the Pledge Agreement is not a breach or default under the Master Leases or Ground Leases and does not require the consent of the landlord or tenant under any such Ground Leases or Master Leases or entitle the tenant or landlord to a right of first refusal, right of first offer or other pre-emptive or right.

         4.1.32 ILLEGAL ACTIVITY. No portion of any Individual Property has been or will be purchased by Mezzanine Borrower, Borrower or any of their Affiliates with proceeds of any illegal activity.

         4.1.33 NO CHANGE IN FACTS OR CIRCUMSTANCES; DISCLOSURE. All information submitted by Mezzanine Borrower to Mezzanine Lender and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Mezzanine Loan or in satisfaction of the terms thereof and all statements of fact made by Mezzanine Borrower in this Agreement or in any other Mezzanine Loan Document, are accurate, complete and correct in all material respects. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially adversely affects or might materially adversely affect the use, operation or value of any Individual Property or the business operations or the financial condition of Mezzanine Borrower unless such change has been fully disclosed to Mezzanine Lender. Mezzanine Borrower has disclosed to Mezzanine Lender all material facts and has not failed to disclose any material fact that could cause any such provided information or representation or warranty made herein to be materially misleading.

         4.1.34 INVESTMENT COMPANY ACT. Mezzanine Borrower is not (a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

         4.1.35 TAX FILINGS. Mezzanine Borrower has filed (or has obtained effective extensions for filing) all federal, state and local tax returns required to be filed and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Mezzanine Borrower. Mezzanine Borrower believes that its tax returns properly reflect the income and taxes of Mezzanine Borrower for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit.

         4.1.36   AFFILIATES.

         (a) Effective as of the consummation of the transactions contemplated by this Agreement, Mezzanine Borrower is the sole shareholder of Borrower and Mezzanine Borrower is wholly owned by Indemnitor, which is a wholly-owned subsidiary of Indemnitor Parent.

         (b) Mezzanine Borrower does not own any equity interests other than the equity interests in Borrower.

         4.1.37   OTHER.

         (a) All of the representations and warranties of the Borrower in the Loan Documents are true and correct in all material respects.

         (b) Mezzanine Borrower has provided Mezzanine Lender with true and complete copies of the Ground Leases, the Master Leases and all other Leases, all guaranties of the Master Leases and other Leases, the Loan Documents, the articles of incorporation (or analogous document) and bylaws of the Mezzanine Borrower and Borrower.

         (c) The United States taxpayer identification number of the Mezzanine Borrower is 43-1912696.

         (d) Except as provided in the Loan Documents and Mezzanine Loan Documents, neither Borrower nor Mezzanine Borrower is a party to, or otherwise bound by, any agreement or other obligation which precludes, impairs, prejudices, limits, prohibits or impedes or might preclude, impair, prejudice, limit, prohibit or impede distributions or dividends to the Mezzanine Borrower.

         (e) Under applicable state and federal law, Borrower does not pay any income (or analogous) tax on its income.

         (f) Mezzanine Borrower has provided Mezzanine Lender with a true and complete copy of the Offering Memorandum.

         4.1.38 SURVIVAL OF REPRESENTATIONS. Mezzanine Borrower agrees that all of the representations and warranties of Borrower set forth in this Section 4.1 and elsewhere in this Agreement and in the other Mezzanine Loan Documents shall survive for so long as any amount remains owing to Mezzanine Lender under this Agreement or any of the other Mezzanine Loan Documents by Mezzanine Borrower. All representations, warranties, covenants and agreements made in this Agreement or in the other Mezzanine Loan Documents by Mezzanine Borrower shall be deemed to have been relied upon by Mezzanine Lender notwithstanding any investigation heretofore or hereafter made by Mezzanine Lender or on its behalf.

                         V. MEZZANINE BORROWER COVENANTS

         SECTION 5.1       AFFIRMATIVE COVENANTS.

         From the date hereof and until payment and performance in full of all obligations of Mezzanine Borrower under the Mezzanine Loan Documents or the release of the Collateral (and all related obligations) in accordance with the terms of this Agreement and the other Mezzanine Loan Documents, Mezzanine Borrower hereby covenants and agrees with Mezzanine Lender that:

         5.1.1 EXISTENCE; COMPLIANCE WITH LEGAL REQUIREMENTS; INSURANCE.

         Mezzanine Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply, or cause Borrower to comply, with all Legal Requirements applicable to it, Borrower and the Properties. There shall never be committed by Mezzanine Borrower and, if known to Mezzanine Borrower, Mezzanine Borrower shall not suffer or permit to be committed by any other Person in occupancy of or involved with the operation or use of the Properties, any act or omission affording the federal government or any state or local government the right of forfeiture as against any Individual Property or any part thereof or any monies paid in performance of Mezzanine Borrower's obligations under any of the Mezzanine Loan Documents. Mezzanine Borrower hereby covenants and agrees not to cause Borrower to commit, permit or suffer to exist any act or omission affording such right of forfeiture. Mezzanine Borrower shall cause Borrower at all times to maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and shall, or shall cause the Master Tenants to, keep the Properties in good working order and repair, and from time to time make, or cause to be made, in accordance with the applicable Master Leases, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided herein. Mezzanine Borrower shall, or shall cause the applicable Master Tenant to, keep each Individual Property insured at all times by financially sound and reputable insurers, to such extent and against such risks, and Mezzanine Borrower shall, or shall cause the applicable Master Tenant to, maintain liability and such other insurance, as is more fully provided in this Agreement. After prior written notice to Mezzanine Lender, Mezzanine Borrower or the applicable Master Tenant, at its or Borrower's own expense, may contest, or cause to be contested, by appropriate legal proceeding promptly initiated and conducted in good faith and with due diligence, the validity of any Legal Requirement, the applicability of any Legal Requirement to Mezzanine Borrower, Borrower, the applicable Master Tenant or any Individual Property or any alleged violation of any Legal Requirement, provided that (i) no

Default or Event of Default has occurred and remains uncured; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any instrument to which Mezzanine Borrower or Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable statutes, laws and ordinances; (iii) no Individual Property nor the Collateral nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (iv) promptly upon final non-appealable determination thereof, Mezzanine Borrower or Borrower shall, or shall cause the applicable Master Tenant to, comply with any such Legal Requirement determined to be valid or applicable or cure any violation of any Legal Requirement; (v) such proceeding shall suspend the enforcement of the contested Legal Requirement against Mezzanine Borrower or Borrower or any Individual Property; and (vi) if such contest affects the Borrower or any Individual Property, such contest shall be conducted only in conjunction with contest by Borrower; and (vii) if not furnished by Borrower, Mezzanine Borrower or the applicable Master Tenant in accordance with the terms of the applicable Master Leases, furnish such security as may be required in the proceeding, or as may be requested by Mezzanine Lender, to ensure compliance with such Legal Requirement, together with all interest and penalties payable in connection therewith. Mezzanine Lender may apply any such security, as necessary to cause compliance with such Legal Requirement at any time when, in the reasonable judgment of Mezzanine Lender, the validity, applicability or violation of such Legal Requirement is finally established, by a final non-appealable judgment, or any Individual Property (or any part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, cancelled or lost.

         5.1.2    TAXES AND OTHER CHARGES.

         Mezzanine Borrower shall, or shall cause Borrower or the applicable Master Tenant to, pay all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Properties or any part thereof before the earlier of (i) the date same become delinquent or (ii) the date required pursuant to the Loan Documents; provided, however, Mezzanine Borrower's obligation to directly pay, or cause Borrower or the applicable Master Tenant to directly pay, Taxes with respect to an Individual Property shall be suspended for so long as such Taxes are paid from the Tax and Insurance Escrow Fund and Borrower complies with the terms and provisions of Section 7.2 of the Loan Agreement. Mezzanine Borrower will deliver, or cause to be delivered, to Mezzanine Lender receipts for payment or other evidence satisfactory to Mezzanine Lender that the Taxes and Other Charges have been so paid or are not then delinquent no later than ten (10) days prior to the date on which the Taxes and/or Other Charges would otherwise be delinquent if not paid. Mezzanine Borrower shall furnish, or cause to be furnished, to Mezzanine Lender receipts for the payment of the Taxes and the Other Charges prior to the date the same shall become delinquent (provided, however, that Mezzanine Borrower is not required to furnish such receipts for payment of Taxes in the event that such Taxes have been paid by Mezzanine Lender pursuant to Section 7.2 hereof). Subject to Mezzanine Borrower's right to contest as set forth in this Section 5.1.2, Mezzanine Borrower shall not suffer and shall promptly cause to be paid and discharged any Lien or charge whatsoever which may be or become a Lien or charge against the Properties (other than the Lien securing the Loan), and shall promptly pay, or cause the applicable Master Tenant to pay, for all utility services provided to the Properties. After prior written notice to Mezzanine Lender, Mezzanine Borrower or the applicable Master Tenant, at its or Borrower's own expense, may contest, or cause to be contested, by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges, provided that (i) no Default or Event of Default has occurred and remains uncured; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Mezzanine Borrower or Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable statutes, laws and ordinances; (iii) no Individual Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (iv) Mezzanine Borrower, Borrower or the applicable Master Tenant shall promptly upon final non-appealable determination thereof pay the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith; (v) such proceeding shall suspend the collection of such contested Taxes or Other Charges from the applicable Individual Property; (vi) if such contest affects the Borrower or the Properties, such contest shall be conducted only in conjunction with contest by Borrower; and (vii) if not furnished by Borrower, Mezzanine Borrower or the applicable Master Tenant in accordance with the applicable Master Lease terms, shall furnish such security as may be required in the proceeding, or as may be requested by Mezzanine Lender, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon. Mezzanine Lender may pay over any such cash deposit or part thereof held by Mezzanine Lender to the claimant entitled thereto at any time when, in the judgment of Mezzanine Lender, the entitlement of such claimant is established by a final non-appealable judgment or any Individual Property (or part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, cancelled or lost or there shall be any danger of the Lien of any Mortgage being primed by any related Lien.

         5.1.3    LITIGATION.

         Mezzanine Borrower shall give prompt written notice to Mezzanine Lender of any litigation or governmental proceedings pending or threatened against Mezzanine Borrower or Borrower which might materially adversely affect Mezzanine Borrower's condition (financial or otherwise) or business or, except as disclosed in the Offering Memorandum, any Individual Property.

         5.1.4    ACCESS TO PROPERTIES.

         Mezzanine Borrower shall permit, or cause to be permitted in accordance with the applicable Master Lease terms, agents, representatives and employees of Mezzanine Lender to inspect the Properties or any part thereof at reasonable hours upon reasonable advance notice and subject to the rights of tenants under the Leases.

         5.1.5    NOTICE OF DEFAULT.

         Mezzanine Borrower shall promptly advise Mezzanine Lender of any material adverse change in Mezzanine Borrower's condition, financial or otherwise, or of the occurrence of any Default or Event of Default of which Mezzanine Borrower has knowledge.

         5.1.6    COOPERATE IN LEGAL PROCEEDINGS.

         Mezzanine Borrower shall cooperate fully with Mezzanine Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way affect the rights of Mezzanine Lender hereunder or any rights obtained by Mezzanine Lender under any of the other Mezzanine Loan Documents and, in connection therewith, permit Mezzanine Lender, at its election, to participate in any such proceedings.

         5.1.7 PERFORM MEZZANINE LOAN DOCUMENTS.

         Mezzanine Borrower shall observe, perform and satisfy all the terms, provisions, covenants and conditions of, and shall pay when due all costs, fees and expenses to the extent required under the Mezzanine Loan Documents executed and delivered by, or applicable to, Mezzanine Borrower.

         5.1.8    FURTHER ASSURANCES.

         Mezzanine Borrower shall, at Mezzanine Borrower's sole cost and expense:

         (a) do, execute, acknowledge and deliver to Mezzanine Lender all and every such further acts, documents, instruments, certificates, conveyances, assignments, notices of assignments, transfers, assurances and other writings as Mezzanine Lender shall, from time to time, reasonably require, necessary for the assuring, conveying, assigning, transferring, and confirming unto Mezzanine Lender the property and rights, granted, conveyed, confirmed, pledged, assigned, and transferred or intended now or hereafter so to be, or which Mezzanine Borrower may be or may hereafter become bound to convey or assign to Mezzanine Lender, or for carrying out the intention or facilitating the performance of the terms of the Mezzanine Loan Documents, or for complying with all Legal Requirements, or to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the obligations of Mezzanine Borrower under the Mezzanine Loan Documents. Mezzanine Borrower, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Mezzanine Lender to execute in the name of Mezzanine Borrower or without the signature of Mezzanine Borrower to the extent Mezzanine Lender may lawfully do so, one or more financing statements to evidence more effectively the security interest of Mezzanine Lender in the Collateral. Mezzanine Borrower grants to Mezzanine Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mezzanine Lender at law and in equity with respect to any of the Mezzanine Loan Documents, including without limitation such rights and remedies available to Mezzanine Lender pursuant to this Section 5.1.8. Nothing contained in this Section 5.1.8 shall be deemed to create an obligation on the part of Mezzanine Borrower to pay any costs and expenses incurred by Mezzanine Lender in connection with the sale or transfer of the Mezzanine Loan;

         (b) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Mezzanine Loan Documents, as Mezzanine Lender shall reasonably require from time to time; and

         (c) if at any time the United States of America, the State or any subdivision of the State shall require revenue or any other stamps or taxes to be affixed to the Mezzanine Note, the Pledge Agreement, or any of the other Mezzanine Loan Documents or impose any other tax or charge on the same, Mezzanine Borrower shall pay for the same, with interest and penalties thereon, if any.

         5.1.9    FINANCIAL REPORTING.

         (a) Mezzanine Borrower will keep and maintain or will cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP (or such other accounting basis acceptable to Mezzanine Lender), proper and accurate books, records and accounts reflecting all of the financial affairs of Mezzanine Borrower and all items of income and expense in connection with the Collateral and with Borrower's operation on an individual basis of the Properties. Mezzanine Lender shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Mezzanine Borrower or any other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Mezzanine Lender shall desire. After the occurrence of an Event of Default, Mezzanine Borrower shall pay any costs and expenses incurred by Mezzanine Lender to examine Mezzanine Borrower's accounting records with respect to the Collateral and the Properties, as Mezzanine Lender shall determine to be necessary or appropriate in the protection of Mezzanine Lender's interest.

         (b) Mezzanine Borrower will furnish, or cause to be furnished, to Mezzanine Lender annually, within one hundred and twenty (120) days following the end of each Fiscal Year of Borrower, a complete copy of Borrower's and Mezzanine Borrower's annual financial statements audited by a "Big Five" accounting firm or other independent certified public accountant acceptable to Mezzanine Lender in accordance with GAAP (or such other accounting basis acceptable to Mezzanine Lender) covering the Properties on a combined basis as well as each Individual Property for such Fiscal Year and containing statements of profit and loss for Borrower and, to the extent Borrower receives such information from the Master Tenants, the Properties and a balance sheet for Borrower. Such statements shall set forth the financial condition and the results of operations for the Properties and Borrower for such Fiscal Year, and shall include, but not be limited to, amounts representing annual Net Cash Flow, Net Operating Income, Gross Income from Operations and Operating Expenses. Borrower's annual financial statements shall be accompanied by (i) the actual income and expenses for the prior Fiscal Year, (ii) a comparison of the budgeted income and expenses and the actual income and expenses for the prior Fiscal Year, (iii) a statement of the annual sales of each tenant under the Leases,
(iv) a certificate executed by the chief financial officer of Mezzanine Borrower stating that each such annual financial statement presents fairly the financial condition and the results of operations of Borrower and Mezzanine Borrower and, to the extent Mezzanine Borrower or Borrower receives such information from the Master Tenants, the Properties being reported upon and has been prepared in accordance with GAAP and (v) an unqualified opinion of a "Big Five" accounting firm or other independent certified public accountant reasonably acceptable to Mezzanine Lender. Together with the annual financial statements of Borrower and Mezzanine Borrower to be delivered pursuant to this Section 5.19(b), Mezzanine Borrower shall furnish to Mezzanine Lender an Officer's Certificate certifying as of the date thereof whether there exists an event or circumstance which constitutes a Default or Event of Default under the Mezzanine Loan Documents or a "Default" or "Event of Default" (as defined in the Loan Agreement) executed and delivered by, or applicable to, Mezzanine Borrower or Borrower, and if such "Default" (as defined in the Loan Agreement) or "Event of Default" (as defined in the Loan Agreement) exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same. It is agreed that Mezzanine Borrower makes no representation or warranty with respect to the accuracy or completeness of financial information provided by the tenants under the Master Leases which is provided to Mezzanine Lender pursuant to this Section, provided, however, Mezzanine Borrower shall be deemed to represent and warrant that any such information is true and complete to the best of its knowledge.

         (c) Mezzanine Borrower will furnish, or cause to be furnished, to Mezzanine Lender on or before twenty (20) days after the end of each calendar month the following items, accompanied by a certificate of the chief financial officer of Mezzanine Borrower stating that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of Borrower and Mezzanine Borrower, and, to the extent Mezzanine Borrower or Borrower receives such information from the Master Tenants, the Properties on a combined basis as well as each Individual Property (subject to normal year-end adjustments) as applicable: (i) a rent collection report; (ii) reports on theater ticket and other sales for the calculation of percentage rents under the Master Leases to the extent such information is available to Borrower pursuant to the terms and provisions of the Master Leases; and (iii) a calculation reflecting the annual Debt Service Coverage Ratio for the immediately preceding twelve (12) month period as of the last day of such month accompanied by an Officer's Certificate with respect thereto. In addition, such certificate shall also be accompanied by a certificate of the chief financial officer of Mezzanine Borrower stating that the representations and warranties of Mezzanine Borrower set forth in Section 4.1.29 are true and correct as of the date of such certificate and that there are no trade payables of Borrower or Mezzanine Borrower outstanding for more than sixty (60) days.

         (d) For the partial year period commencing on the date hereof, and for each Fiscal Year thereafter, Mezzanine Borrower shall submit, or cause to be submitted, to Mezzanine Lender, an Annual Budget for the Properties not later than sixty (60) days prior to the commencement of such period or Fiscal Year in form reasonably satisfactory to Mezzanine Lender. The Annual Budget shall be subject to Mezzanine Lender's written approval (each such Annual Budget, an "APPROVED ANNUAL BUDGET"), subject to the terms and conditions of the Intercreditor Agreement. In the event that Mezzanine Lender objects to a proposed Annual Budget submitted by Mezzanine Borrower, Mezzanine Lender shall advise Mezzanine Borrower of such objections within fifteen (15) days after receipt thereof (and deliver to Mezzanine Borrower a reasonably detailed description of such objections) and Mezzanine Borrower shall promptly revise such Annual Budget and resubmit the same to Mezzanine Lender. Mezzanine Lender shall advise Mezzanine Borrower of any objections to such revised Annual Budget within ten (10) days after receipt thereof (and deliver to Mezzanine Borrower a reasonably detailed description of such objections) and Mezzanine Borrower shall promptly revise the same in accordance with the process described in this subsection until Mezzanine Lender approves the Annual Budget. Until such time that Mezzanine Lender approves a proposed Annual Budget, the most recently Approved Annual Budget shall apply, provided that such Approved Annual Budget shall be adjusted to reflect actual increases in any real estate taxes, insurance premiums and utilities expenses which are not the obligations of a Master Tenant pursuant to the terms and provisions of the related Master Lease. Mezzanine Borrower shall cause Borrower to comply with the most recently Approved Annual Budget.

         (e) In the event that Borrower must incur an extraordinary operating expense or capital expense not set forth in the Approved Annual Budget (each an "EXTRAORDINARY EXPENSE"), then Mezzanine Borrower shall promptly deliver, or cause to be delivered, to Mezzanine Lender a reasonably detailed explanation of such proposed Extraordinary Expense for Mezzanine Lender's approval.

         (f) If requested by Mezzanine Lender, Mezzanine Borrower shall provide, or cause to be provided, promptly upon request, with any other or additional financial statements, or financial, statistical or operating information, as shall otherwise be reasonably requested by Mezzanine Lender (to the extent any such information regarding the operation of any Individual Property by a Master Tenant is available to Mezzanine Borrower or Borrower).

         (g) Any reports, statements or other information required to be delivered under this Agreement shall be delivered (i) in paper form, (ii) on a diskette, and (iii) if requested by Mezzanine Lender and within the capabilities of Mezzanine Borrower's data systems without change or modification thereto, in electronic form and prepared using a Microsoft Word for Windows or WordPerfect for Windows files (which files may be prepared using a spreadsheet program and saved as word processing files). Mezzanine Borrower agrees that Mezzanine Lender may disclose information regarding the Properties, Borrower and Mezzanine Borrower that is provided to Mezzanine Lender pursuant to this Section in connection with a transfer of the Mezzanine Loan.

         5.1.10 BUSINESS AND OPERATIONS. Mezzanine Borrower will cause Borrower to continue to engage in the businesses presently conducted by it as and to the extent the same are necessary for the ownership, maintenance, management and operation of the Properties. Mezzanine Borrower will qualify to do business and will remain in good standing under the laws of each jurisdiction as and to the extent the same are required for the ownership of the Collateral.

         5.1.11 LOAN DOCUMENTS AND GROUND LEASE. Mezzanine Borrower shall cause Borrower to fully and timely perform all of its obligations under the Loan Documents and the Ground Leases.

         5.1.12 COSTS OF ENFORCEMENT. In the event (a) that Mezzanine Lender exercises any of its rights or remedies under the Pledge Agreement or any other Mezzanine Loan Documents as and when permitted hereby, or (b) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Mezzanine Borrower or any of its constituent Persons or an assignment by Mezzanine Borrower or any of its constituent Persons for the benefit of its creditors, Mezzanine Borrower, its successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including attorneys' fees and costs, incurred by Mezzanine Lender or Mezzanine Borrower in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, together with all required service or use taxes.

         5.1.13 ESTOPPEL STATEMENT. After request by Mezzanine Lender, Mezzanine Borrower shall within ten (10) days furnish Mezzanine Lender with a statement, duly acknowledged and certified by an executive officer of Mezzanine Borrower with knowledge of the matter in question, setting forth (i) the amount of the original principal amount of the Mezzanine Note,

(ii) the unpaid principal amount of the Mezzanine Note, (iii) the Applicable Interest Rate of the Mezzanine Note, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Mezzanine Debt, if any, and (vi) that the Mezzanine Note, this Agreement, the Pledge Agreement and the other Mezzanine Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification. After request by Mezzanine Lender, Mezzanine Borrower shall, within fifteen (15) days after such request, obtain and deliver to Mezzanine Lender, the statement described in Section 5.1.15 of the Loan Agreement, duly acknowledged and certified to Mezzanine Lender.

         5.1.14 LOAN PROCEEDS. Mezzanine Borrower shall use the proceeds of the Mezzanine Loan received by it on the Closing Date only for the purposes set forth in Section 2.1.4.

         5.1.15 PERFORMANCE BY MEZZANINE BORROWER. Mezzanine Borrower shall in a timely manner observe, perform and fulfill each and every covenant, term and provision of each Mezzanine Loan Document executed and delivered by, or applicable to, Mezzanine Borrower, and shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Mezzanine Loan Document executed and delivered by, or applicable to, Mezzanine Borrower without the prior written consent of Mezzanine Lender.

         5.1.16 MAINTENANCE OF PROPERTY. Mezzanine Borrower shall cause the Properties to be maintained in a good and safe condition and repair, subject to ordinary wear and tear.

         5.1.17 NO JOINT ASSESSMENT. Mezzanine Borrower shall not suffer, permit or initiate the joint assessment of any Individual Property (a) with any other real property constituting a tax lot separate from such Individual Property, and
(b) which constitutes real property with any portion of such Individual Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such real property portion of the Individual Property.

         5.1.18 LEASING MATTERS. Any Leases with respect to an Individual Property written after the date hereof, shall be approved by Mezzanine Lender, which approval shall not be unreasonably withheld, conditioned or delayed. Upon request, Mezzanine Borrower shall furnish Mezzanine Lender with executed copies of all Leases. All renewals of Leases (unless the terms of such renewal are already provided for in the Lease) and all proposed Leases shall provide for rental rates comparable to existing local market rates. All proposed Leases shall be on commercially reasonable terms and shall not contain any terms which would materially affect title to the Properties or Mezzanine Lender's rights under the Mezzanine Loan Documents. Mezzanine Borrower (i) shall cause Borrower to observe and perform the obligations imposed upon the lessor under the Leases in a commercially reasonable manner; (ii) shall cause Borrower to enforce the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed in a commercially reasonable manner and in a manner not to impair the value of the Individual Property involved except that no termination by Borrower or acceptance of surrender by a tenant of any Leases shall be permitted without the prior written consent of Mezzanine Lender; (iii) shall cause Borrower not to collect any of the Rents more than one (1) month in advance (other than security deposits); (iv) shall cause Borrower not to execute any other assignment of lessor's interest in the Leases or the Rents

(except as contemplated by the Loan Documents); (v) shall cause Borrower not to alter, amend, modify or change the terms of any Lease without the prior written consent of Mezzanine Lender; and (vi) shall cause Borrower to execute and deliver at the request of Mezzanine Lender all such further assurances, confirmations and assignments in connection with the Leases as Mezzanine Lender shall from time to time reasonably require. Notwithstanding anything to the contrary contained herein, Mezzanine Borrower shall cause Borrower not to enter into a lease of all or substantially all of any Individual Property without Mezzanine Lender's prior written consent.

         5.1.19 ALTERATIONS. Mezzanine Borrower shall obtain Mezzanine Lender's prior written consent to any alterations to any Improvements, which consent shall not be unreasonably withheld or delayed except with respect to alterations that may have a material adverse effect on Mezzanine Borrower's or Borrower's financial condition, the value of the applicable Individual Property or the Net Operating Income. Notwithstanding the foregoing, Mezzanine Lender's consent shall not be required in connection with any alterations that will not have a material adverse effect on Mezzanine Borrower's or Borrower's financial condition, the value of the applicable Individual Property or the Net Operating Income, provided that such alterations are made in connection with (a) tenant improvement work performed pursuant to the terms of any Lease executed on or before the date hereof and costing no more than the Threshold Amount, (b) tenant improvement work performed pursuant to the terms and provisions of a Lease or alterations performed by a Master Tenant in accordance with the terms and provisions of the applicable Master Lease and not adversely affecting any structural component of any Improvements, any utility or HVAC system contained in any Improvements or the exterior of any building constituting a part of any Improvements or costing in excess of the Threshold Amount, or (c) alterations performed in connection with the restoration of an Individual Property after the occurrence of a casualty in accordance with the terms and provisions of the Loan Agreement. If the total unpaid amounts due and payable with respect to alterations to the Improvements at any Individual Property shall at any time exceed the lesser of (i) Five Hundred Thousand and No/100 Dollars ($500,000) and
(ii) the cost of any tenant improvement work or alterations requiring the consent of the landlord pursuant to the terms and provisions of the applicable Master Lease (the "THRESHOLD AMOUNT"), Mezzanine Borrower shall cause Borrower promptly to deliver to Lender as security for the payment of such amounts and as additional security for Mezzanine Borrower's obligations under the Mezzanine Loan Documents any of the following: (A) cash, (B) U.S. Obligations, (C) other securities having a rating acceptable to Mezzanine Lender, or (D) a completion and performance bond or an irrevocable letter of credit (payable on sight draft only) issued by a financial institution having a rating by Moody's of not less than "P-1" if the term of such bond or letter of credit is no longer than three
(3) months or, if such term is in excess of three (3) months, issued by a financial institution having a rating that is acceptable to Mezzanine Lender. Such security shall be in an amount equal to the excess of the total unpaid amounts with respect to alterations to the Improvements on the applicable Individual Property (other than such amounts to be paid or reimbursed by tenants under the Leases) over the Threshold Amount.

         5.1.20 PROPERTY MANAGEMENT. In the event that Mezzanine Lender determines that any Individual Property is not being managed in accordance with generally accepted management practices for properties similar to such Individual Property, Mezzanine Lender may deliver written notice thereof to Mezzanine Borrower, which notice shall specify with particularity the grounds for Mezzanine Lender's determination. If Mezzanine Lender reasonably determines that the conditions specified in Mezzanine Lender's notice are not remedied to Mezzanine Lender's reasonable satisfaction by Mezzanine Borrower or Borrower within thirty (30) days from receipt of such notice or that Mezzanine Borrower or Borrower has failed to diligently undertake correcting such conditions within such thirty (30) day period, Mezzanine Borrower shall, at Mezzanine Lender's direction, engage or cause Borrower to engage a professional third party property manager reasonably acceptable to Mezzanine Lender to manage such Individual Property pursuant to a property management agreement reasonably acceptable to Mezzanine Lender, which property management agreement shall require such manager to manage such Individual Property subject to the rights of the applicable Master Tenant under the related Master Lease. Mezzanine Borrower shall cause Borrower and such manager to execute an agreement acceptable to Mezzanine Lender conditionally assigning Mezzanine Borrower's or Borrower's interest in such management agreement to Mezzanine Lender and subordinating manager's right to receive fees and expenses under such agreement while the Mezzanine Debt remains outstanding.

         5.1.21 SPECIAL DISTRIBUTIONS. On each date on which amounts are required to be disbursed to the Mezzanine Account pursuant to the terms of the Mezzanine Cash Management Agreement or are required to be paid to Mezzanine Lender under any of the Mezzanine Loan Documents, Mezzanine Borrower shall cause the Borrower to make to Mezzanine Borrower a distribution in an aggregate amount such that Mezzanine Lender shall receive the amount required to be disbursed to the Mezzanine Account or otherwise paid to Mezzanine Lender on such date.

         5.1.22 REPORTS, ETC. Mezzanine Borrower shall furnish, or cause to be furnished, to Mezzanine Lender true and complete copies of all financial statements, reports, budgets and summaries required to be delivered to Lender under the Loan Documents, Borrower disbursement requests and other notices related to the Loan, at the same time as each such document is furnished to the Lender. Within three (3) Business Days after Borrower's receipt, Mezzanine Borrower shall give, or cause to be given, to Mezzanine Lender, a true and complete copy of all notices, demands, requests, reports, certifications, and correspondence received by Borrower or Mezzanine Borrower from, or on behalf of, the Lender, the lessors under the Ground Leases, the tenants under the Master Leases or any other Leases or the guarantors of the tenants' obligations with respect to the Master Leases and other Leases, the Borrower or the Agent.

         5.1.23 CURING. Mezzanine Lender shall have the right, but shall not have the obligation, to exercise Mezzanine Borrower's rights, to the extent Mezzanine Borrower shall have the same, to cure a Default or an Event of Default by Borrower under the Loan, unless Mezzanine Borrower or Borrower shall with reasonable diligence be diligently pursuing remedies to cure the same (provided, however, nothing in this Section 5.23 shall operate to modify, waive or amend any rights or remedies of Mezzanine Lender contained in Article 8 hereof or elsewhere herein or in the other Mezzanine Loan Documents upon the occurrence and during the continuance of an Event of Default). Mezzanine Borrower shall reimburse Mezzanine Lender on demand for any and all costs incurred by Mezzanine Lender in connection with curing a Default or Event of Default by the Mezzanine Borrower under the Loan or satisfying any Liens, claims or judgments against the Properties.

         5.1.24 TITLE TO THE PROPERTY. Mezzanine Borrower will warrant and defend (a) the title to the Collateral and every part thereof, subject only to Liens permitted hereunder (including Permitted Encumbrances) and (b) the validity and priority of the Liens of the Pledge Agreement and subject only to Liens permitted hereunder (including Permitted Encumbrances), in each case against the claims of all Persons whomsoever. Mezzanine Borrower shall reimburse Mezzanine Lender for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by Mezzanine Lender if an interest in the Collateral, other than as permitted hereunder, is claimed by another Person.

         SECTION 5.2       NEGATIVE COVENANTS.

         From the date hereof until payment and performance in full of all obligations of Mezzanine Borrower under the Mezzanine Loan Documents, Mezzanine Borrower covenants and agrees with Mezzanine Lender that it will not do, directly or indirectly, and will not suffer or permit Borrower to do, directly or indirectly, any of the following:

         5.2.1 OPERATION OF PROPERTY. Mezzanine Borrower shall not retain and shall cause Borrower not to retain, without the prior consent of Mezzanine Lender, a third party manager with respect to any Individual Property or enter into any management agreement with respect to any Individual Property.

         5.2.2 LIENS. Mezzanine Borrower shall not create, incur, assume or suffer to exist any Lien on any portion of the Collateral or permit any such action to be taken, except:

                  (i) Permitted Encumbrances;

                  (ii) Liens created by or permitted pursuant to the Mezzanine Loan Documents;

                  (iii) Liens for Taxes or Other Charges not yet delinquent; and

                  (iv) Liens which are being contested in good faith in accordance with the terms and conditions of the Mezzanine Loan Documents.

         5.2.3 DISSOLUTION. Mezzanine Borrower shall not (and will not permit Borrower to) (a) engage in any dissolution, liquidation or consolidation or merger with or into any other business entity, (b) engage in any business activity not related to the ownership of the Collateral (or Properties, in the case of Borrower), (c) transfer, lease or sell, in one transaction or any combination of transactions, the assets or all or substantially all of the assets of Mezzanine Borrower or Borrower except to the extent permitted by the Mezzanine Loan Documents, (d) modify, amend, waive or terminate its organizational documents or its qualification and good standing in any jurisdiction or amend, modify, waive or terminate its certificate of incorporation or bylaws, in each case, without obtaining the prior written consent of Mezzanine Lender or Mezzanine Lender's designee.

         5.2.4 CHANGE IN BUSINESS. Mezzanine Borrower shall not enter into any line of business other than the ownership of the Collateral or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business..

         5.2.5 DEBT CANCELLATION. Mezzanine Borrower shall not cancel or otherwise forgive or release any claim or debt owed to Mezzanine Borrower by any Person, except for adequate consideration and in the ordinary course of Mezzanine Borrower's business.

         5.2.6 AFFILIATE TRANSACTIONS. Mezzanine Borrower shall not enter into, or be a party to, any transaction with an Affiliate of Borrower or any of the shareholder of Mezzanine Borrower except in the ordinary course of business and on terms which are fully disclosed to Mezzanine Lender in advance and are no less favorable to Mezzanine Borrower or such Affiliate than would be obtained in a comparable arm's-length transaction with an unrelated third party.

         5.2.7 ZONING. Mezzanine Borrower shall not cause Borrower to initiate or consent to any zoning reclassification of any portion of any Individual Property or seek any variance under any existing zoning ordinance or use or permit the use of any portion of any Individual Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Mezzanine Lender.

         5.2.8 ASSETS. Mezzanine Borrower shall not purchase or own any assets other than the Collateral.

         5.2.9 DEBT. Mezzanine Borrower shall not create, incur or assume any Indebtedness other than the Mezzanine Debt except to the extent expressly permitted hereby.

         5.2.10 NO JOINT ASSESSMENT. Mezzanine Borrower shall not suffer, permit or initiate the joint assessment of any Individual Property with (a) any other real property constituting a tax lot separate from such Individual Property, or
(b) any portion of such Individual Property which may be deemed to constitute personal property, or any other procedure whereby the Lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such Individual Property.

         5.2.11 PRINCIPAL PLACE OF BUSINESS. Mezzanine Borrower shall not change its principal place of business set forth on the first page of this Agreement without first giving Mezzanine Lender thirty (30) days prior written notice.

         5.2.12   ERISA.

         (a) Mezzanine Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Mezzanine Lender of any of its rights under the Mezzanine Note, this Agreement or the other Mezzanine Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

         (b) Mezzanine Borrower further covenants and agrees to deliver to Mezzanine Lender such certifications or other evidence from time to time throughout the term of the Mezzanine Loan, as requested by Mezzanine Lender in its sole discretion, that (A) Mezzanine Borrower is not and does not maintain an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (B) Mezzanine Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and
(C) one or more of the following circumstances is true:

                  (i) Equity interests in Mezzanine Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

                  (ii) Less than twenty-five percent (25%) of each outstanding class of equity interests in Mezzanine Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R.Section 2510.3-101(f)(2); or

                  (iii) Mezzanine Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29
C.F.R. Section 2510.3-101(c) or (e).

         5.2.13 TRANSFERS. Without the prior written consent of Mezzanine Lender, neither Mezzanine Borrower nor any other Person having an ownership or beneficial interest, direct or indirect, in Mezzanine Borrower shall (a) Transfer, or cause to be Transferred, the Properties or the Collateral or any part thereof or any direct or indirect interests therein or in Borrower or Mezzanine Borrower or permit or suffer the Properties or Collateral or any part thereof or any direct or indirect interest therein or in the Borrower or Mezzanine Borrower to be Transferred. "TRANSFER" shall mean any of the following: (i) any direct or indirect sale, transfer, conveyance, mortgage, pledge, encumbrance, grant, bargain or assignment of any Individual Property, the Collateral, any part thereof or any interest therein (including any direct or indirect ownership interest in Borrower, Mezzanine Borrower or any shareholder of Borrower or Mezzanine Borrower), (ii) the further encumbrance, alienation, granting of a Lien or granting any other interest in any Individual Property, the Collateral or any parts thereof (including any ownership interest in Borrower, Mezzanine Borrower, any shareholder of Borrower or Mezzanine Borrower), whether voluntarily or involuntarily other than the Mortgages and related assignments of leases and rents securing the Loan, (iii) an installment sales agreement wherein Borrower or Mezzanine Borrower agrees to sell any Individual Property or a portion thereof for a price to be paid in installments,
(iv) an agreement by Borrower leasing all or a substantial part of any Individual Property for other than actual occupancy by a space tenant thereunder, (v) a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; or (vi) the entering into of any easement or other agreement granting rights in or restricting the use or development of the Properties other than Leases. Notwithstanding any provision contained in this Section 5.2.13, Transfers of stock in Indemnitor Parent are permitted without the consent of the Mezzanine Lender so long as (a) such Transfers are not and do not effect, a "Default" or "Event of Default" under the Loan Documents (as such terms are defined in the Loan Documents), (b) no such Transfers of stock in Indemnitor Parent result in any single transaction or related series of transactions in a Transfer of more than 49% of voting securities in Indemnitor and (c) no Persons or their Affiliates shall, by virtue of the applicable Transfers, own, beneficially, directly or indirectly, 49% or more of the voting securities in Indemnitor other than such Persons, if any, who, together with their Affiliates own 49% or more of the voting securities of Indemnitor Parent on the Closing Date.

         5.2.14 LIMITATION ON SECURITIES ISSUANCES. Mezzanine Borrower shall not issue any stock or other securities other than those that have been issued as of the date hereof.

         5.2.15 LIMITATIONS ON DISTRIBUTIONS. Following the occurrence and during the continuance of an Event of Default, Mezzanine Borrower shall not make any distributions to its stockholders.

         5.2.16 OTHER LIMITATIONS. Prior to the payment in full of the Mezzanine Debt, Mezzanine Borrower shall not, without the prior written consent of Mezzanine Lender (which may be furnished or withheld at its sole and absolute discretion), give its consent or approval to the distribution to the stockholders of the Mezzanine Borrower of property other than cash.

         5.2.17 CONTRACTUAL OBLIGATIONS. Other than the Mezzanine Loan Documents, neither Mezzanine Borrower nor its assets shall be subject to any contractual obligations, and Mezzanine Borrower shall not enter into any agreement, instrument or undertaking by which it or its assets are bound, except for such liabilities that are incidental to its activities as a stockholder of Borrower. Mezzanine Borrower shall not, without Mezzanine Lender's consent, permit Borrower to (a) terminate any Lease or Ground Lease or release any obligor, tenant or guarantor of any Lease, (b) modify or amend the Loan Documents or the Ground Leases, (c) request Lender to consent to any material matter, circumstance, action, omission, condition, document or event where Lender's consent is required under the Loan Documents, or (d) request Lender to waive any material obligations under the Loan Documents or any material conditions under the Loan Documents. Mezzanine Borrowers shall not request any disbursement from the Reserves specified in Article VII of the Loan Agreement except in accordance with the provisions of Article VII of the Loan Agreement and must provide Mezzanine Lender with true and complete copies of all requests for such disbursements and supporting documentation required under Article VII of the Loan Agreement at the same time such request and documentation is given to the Lender.

         5.2.18 OTHER. Mezzanine Borrower shall not, without the consent of Mezzanine Lender, permit Borrower to (a) request disbursement or release of funds not in strict conformity with the Loan Documents, (b) terminate Leases or guaranties of Leases or (c) release any tenant, guarantor or obligor from liabilities with respect to the Leases or guaranties of Leases. Mezzanine Borrower will not enter into, and will not permit Borrower to enter into or become bound by, any agreement which would impair, impeach, preclude or postpone distributions and dividends to Mezzanine Borrower by Borrower, other than the Loan Documents.


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
                                  VI. INSURANCE

         SECTION 6.1       INSURANCE.

         (a) Mezzanine Borrower shall obtain and maintain, or cause to be obtained and maintained, insurance for Borrower, Mezzanine Borrower and the Properties providing at least the following coverages:

                  (i) comprehensive all risk insurance on the Improvements and the Personal Property, including loss caused by any type of windstorm or hail, on the Improvements and the Personal Property, including (A) in an amount equal to one hundred percent (100%) of the "Full Replacement Cost," which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation, but the amount shall in no event be less than the outstanding principal balance of the Loan and the Mezzanine Loan (to the extent the Mezzanine Loan has not been defeased in accordance with the Agreement); (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions or to be written on a no coinsurance form; (C) providing for no deductible in excess of Ten Thousand and No/100 Dollars ($10,000) for all such insurance coverage, other than (I) with respect to the Individual Property located in Davie, Florida, in which case the deductible for loss due to windstorm or hail shall be such amount established by applicable law and (II) with respect to the insurance covering any of the Properties for which American Multi-Cinema, Inc. is the Master Tenant, in which case the deductible shall not be in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) provided that America Multi-Cinema, Inc. is the Master Tenant; and (D) if any Individual Property is a legal non-conforming use, coverage for loss due to operation of law in an amount equal to the Full Replacement Cost, coverage for demolition costs, and coverage for increased costs of construction. In addition, Mezzanine Borrower shall cause Borrower to obtain or cause to be obtained: (x) if any portion of the Improvements is currently or at any time in the future located in a federally designated "special flood hazard area", flood hazard insurance in an amount equal to the lesser of (1) the outstanding principal balance of the Note or (2) the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended or such greater amount as Lender or Mezzanine Lender shall require; and (y) earthquake insurance in amounts and in form and substance satisfactory to Lender or Mezzanine Lender in the event the Individual Property is located in an area with a high degree of seismic activity and a significant probable maximum loss as determined by Lender and Mezzanine Lender.

                  (ii) business income insurance (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in subsection (i) above; (C) in an annual aggregate amount equal to all rents or estimated gross revenues from the operation of the properties and covering business interruption for a period of at least eighteen (18) months from the date that the applicable Individual Property is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; provided, however, with respect to the insurance covering the Individual Property located in Davie, Florida, such period shall be reduced to twelve (12) months; and (D) in an amount equal to one hundred percent (100%) of the projected gross income from each Individual

Property for a period of eighteen (18) months from the date that such Individual Property is repaired or replaced and operations are resumed; provided, however, with respect to the insurance covering the Individual Property located in Davie, Florida, such period shall be reduced to twelve (12) months. The amount of such business income insurance shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from each Individual Property for the succeeding eighteen (18) month period; provided, however, with respect to the insurance covering the Individual Property located in Davie, Florida, such period shall be reduced to twelve (12) months;

                  (iii) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements, and only if the Individual Property coverage form does not otherwise apply, (A) owner's contingent or protective liability insurance, otherwise known as Owner Contractors Protective Liability covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in subsection (i) above written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to subsection (i) above, (3) including permission to occupy the Individual Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

                  (iv) comprehensive boiler and machinery insurance, if steam boilers or other pressure-fixed vessels are in operation, in amounts as shall be reasonably required by Lender or Mezzanine Lender on terms consistent with the commercial property insurance policy required under subsection (i) above;

                  (v) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Individual Property, such insurance (A) to be on the so called "occurrence" form with a combined limit of not less than Two Million dollars ($2,000,000) in the aggregate and One Million Dollars ($1,000,000) per occurrence; provided, however, with respect to the insurance covering any of the Properties for which American Multi-Cinema, Inc. is the Master Tenant, American Multi-Cinema, Inc. shall be permitted to self-insure up to $400,000 of such commercial general liability insurance for so long as American Multi-Cinema, Inc. remains as the Master Tenant of such Properties; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and
(C) to cover at least the following hazards: (1) premises an operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all legal contracts; and (5) contractual liability covering the indemnities contained in Article 9 of the Mortgages to the extent the same is available;

                  (vi) automobile liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence, of One Million Dollars ($1,000,000);

                  (vii) worker's compensation and employee's liability insurance subject to the worker's compensation laws of the applicable state;

                  (viii) umbrella liability insurance in an amount not less than Fifty Million Dollars ($50,000,000) per occurrence on terms consistent with the commercial general liability insurance policy required under subsection (ii) above including supplemental coverage for workers' compensation and automobile liability, which umbrella liability coverage shall apply in excess of the automobile liability coverage in clause (vi) above;

                  (ix) upon sixty (60) days' written notice, such other reasonable insurance, such as sinkhole or land subsidence insurance, and in such reasonable amounts as Lender or Mezzanine Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Individual Property located in or around the region in which the Individual Property is located.

         (b) All insurance provided for in Section 6.1(a) shall be obtained under valid and enforceable policies (collectively, the "POLICIES" or in the singular, the "POLICY"), and shall be subject to the approval of Mezzanine Lender and Lender as to insurance companies, amounts, deductibles, loss payees and insureds. The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the State having a financial strength rating of "A2" or better by the Rating Agencies rating the Securities or as otherwise acceptable to such Rating Agency as evidenced by written confirmation that such Policies will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with a Securitization. The Policies described in Section 6.1 (other than those strictly limited to liability protection) shall designate Lender as loss payee. Not less than ten (10) days prior to the expiration dates of the Policies theretofore furnished to Mezzanine Lender, Mezzanine Borrower shall cause certificates of insurance evidencing the Policies accompanied by evidence satisfactory to Mezzanine Lender of payment of the premiums due thereunder (the "INSURANCE PREMIUMS"), to be delivered by Mezzanine Borrower to Mezzanine Lender.

         (c) Any blanket insurance Policy shall specifically allocate to the Individual Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Properties in compliance with the provisions of Section 6.1(a).

         (d) If at any time Mezzanine Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Mezzanine Lender shall have the right, without notice to Mezzanine Borrower or Borrower, to take such action as Mezzanine Lender deems necessary to protect its interest in the Collateral and the Properties, including, without limitation, the obtaining of such insurance coverage as Mezzanine Lender in its sole discretion deems appropriate. All premiums incurred by Mezzanine Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Mezzanine Borrower to Mezzanine Lender upon demand and, until paid, shall be secured by the Pledge Agreement and shall bear interest at the Default Rate.

                               VII. RESERVE FUNDS

         SECTION 7.1       [Intentionally Omitted]

         SECTION 7.2       TAX AND INSURANCE ESCROW FUND.

         7.2.1 TAX AND INSURANCE ESCROW FUND. Borrower shall cause Borrower to timely make all required deposits into the Tax and Insurance Escrow Fund, when required to do so.

         SECTION 7.3       REPLACEMENTS AND REPLACEMENT RESERVE.

         7.3.1 REPLACEMENT. Mezzanine Borrower shall cause Borrower to timely make the Replacement Reserve Monthly Deposits and shall not permit Borrower to use the Replacement Reserve Fund and the Replacement Reserve Account for any purpose other than to pay for Replacements in accordance with the Loan Agreement.

         7.3.2 PERFORMANCE OF REPLACEMENTS. Mezzanine Borrower shall make, or cause Borrower or the applicable Master Tenant to make, Replacements as and when required, and in compliance with, the Loan Agreement.

         7.3.3 INDEMNIFICATION. Mezzanine Borrower shall defend, indemnify and hold Mezzanine Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorneys fees and expenses) arising from or in any way connected with the performance of the Replacements. Mezzanine Borrower shall assign to Mezzanine Lender all rights and claims Mezzanine Borrower may have against all persons or entities supplying labor or materials in connection with the Replacements; provided, however, that Mezzanine Lender may not pursue any such right or claim unless an Event of Default has occurred and remains uncured.

         SECTION 7.4       GROUND LEASE RESERVE FUND.

         7.4.1 DEPOSITS TO GROUND LEASE FUND. Mezzanine Borrower shall cause Borrower to timely make all deposits required to be deposited into the Ground Lease Reserve Fund pursuant to the Loan Agreement and shall cause timely payment of all Ground Rents. Mezzanine Borrower will cause Borrower to use the Ground Lease Fund only for the purposes set forth in the Loan Agreement.

         SECTION 7.5       LIQUIDITY RESERVE.

         7.5.1 DEPOSITS TO LIQUIDITY RESERVE FUND. On the Closing Date, Mezzanine Borrower shall deposit with Mezzanine Lender cash or a Letter of Credit in an amount equal to the total Monthly Debt Service Payment Amounts for six (6) months (the "MAXIMUM LIQUIDITY RESERVE AMOUNT"). Amounts or any Letter of Credit so deposited shall hereinafter be referred to as the "LIQUIDITY RESERVE FUND" and the account in which such amounts are held shall hereinafter be referred to as the "LIQUIDITY RESERVE ACCOUNT". Upon the request to Mezzanine Lender of Mezzanine Borrower in writing, not to occur more frequently than once per month, Mezzanine Lender shall if no Event of Default then exists, release to Mezzanine Borrower an


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amount equal to the Liquidity Reserve Release Amount if any Master Tenant is
rated "Baa3" or higher by the Rating Agencies on the date such funds are requested and disbursed to Mezzanine Borrower (the "REQUIRED RATING"). If subsequent to the release of any Liquidity Reserve Release Amount, any Rating Agency lowers the rating of the applicable Master Tenant for which such release was made below the Required Rating, then Mezzanine Borrower shall within two (2) Business Days after request by Mezzanine Lender deposit with Mezzanine Lender the Liquidity Reserve Release Amount applicable to such Master Tenant. The "LIQUIDITY RESERVE RELEASE AMOUNT" shall mean the product of (a) the Maximum Liquidity Reserve Amount multiplied by (b) a fraction, the numerator of which is the Allocated Mezzanine Loan Amount for the applicable Individual Property that is leased to a Master Tenant having the Required Rating and (ii) the denominator of which is the original principal balance of the Mezzanine Loan. "ALLOCATED MEZZANINE LOAN AMOUNT" shall mean for an Individual Property, the amount set forth on Schedule I hereto. Notwithstanding any provision in this Agreement to the contrary, Mezzanine Borrower shall not permit the amount of the Liquidity Reserve Fund on deposit in the Liquidity Reserve Account to ever be less than the Maximum Liquidity Reserve Amount, subject to permitted releases and required deposits of the applicable Liquidity Reserve Release Amount.

         7.5.2 APPLICATION OF LIQUIDITY RESERVE FUND. From and after the occurrence, and during the continuance, of an Event of Default and during the continuance thereof, Mezzanine Lender shall have the right, in Mezzanine Lender's sole discretion, to apply the Liquidity Reserve Fund (or draw down the related Letter of Credit and apply the proceeds of such draw) to (a) debt service payments with respect to the Mezzanine Debt or any other amounts due and payable to Mezzanine Lender under the Loan Documents or (b) tenant refurbishment and improvement costs with respect to any Individual Property, leasing commissions or other costs or expenses with respect to any Individual Property that would otherwise be payable by Borrower. Any amount so applied by Mezzanine Lender pursuant to the preceding sentence shall, without waiving the Event of Default or otherwise affecting Mezzanine Lender's rights and remedies, be replenished within the ensuing twelve (12) month period from (i) interest earnings, if any, on any cash amounts on deposit in the Liquidity Reserve Account, (ii) amounts that would otherwise be released to Mezzanine Borrower from the Mezzanine Account pursuant to the terms and provisions of the Mezzanine Cash Management Agreement or (iii) deposits with Mezzanine Lender of cash by Mezzanine Borrower. If cash amounts in the Liquidity Reserve Fund exceed an amount equal to the total Monthly Debt Service Payment Amounts for six (6) months, Mezzanine Lender shall deposit such excess for distribution in accordance with Section 3.3 of the Cash Management Agreement, provided that no Event of Default has occurred and is continuing.

         SECTION 7.6       [Intentionally Omitted]

         SECTION 7.7       RESERVE FUNDS, GENERALLY.

         7.7.1 Mezzanine Borrower grants to Mezzanine Lender a first priority perfected security interest in each of the Reserve Funds and any and all monies now or hereafter deposited in each Reserve Fund as additional security for payment of the Mezzanine Debt. Until expended or applied in accordance herewith, the Reserve Funds shall constitute additional security for the Mezzanine Debt. Subject to the Mezzanine Cash Management Agreement, to the extent any excess funds in the Tax and Insurance Escrow Fund, the Replacement Reserve Fund or the


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
Ground Lease Reserve Fund are disbursed to Borrower for any purpose other than the purposes specified in the applicable provisions of the Loan Agreement (or for no purpose), Mezzanine Borrower will cause such funds to be promptly distributed to Mezzanine Borrower and concurrently be paid to Mezzanine Lender for application to the Mezzanine Debt.

         7.7.2 Upon the occurrence of an Event of Default, Mezzanine Lender may, in addition to any and all other rights and remedies available to Mezzanine Lender, apply any sums then or thereafter present in any or all of the Reserve Funds to the payment of the Mezzanine Debt in any order in its sole discretion.

         7.7.3 The Reserve Funds shall not constitute trust funds and may be commingled with other monies held by Mezzanine Lender.

         7.7.4 Mezzanine Borrower shall not, without obtaining the prior written consent of Mezzanine Lender, further pledge, assign or grant any security interest in any Reserve Fund or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Mezzanine Lender as the secured party, to be filed with respect thereto.

                                 VIII. DEFAULTS

         SECTION 8.1       EVENT OF DEFAULT.

         (a) Each of the following events shall constitute an event of default hereunder (an "EVENT OF DEFAULT"):

                  (i) if any portion of the Mezzanine Debt is not paid when due;

                  (ii) if any of the Taxes or Other Charges are not paid prior to delinquency;

                  (iii) if the Policies are not kept in full force and effect, or if certified copies of the Policies (or, if such insurance is being provided by a Master Tenant, certificates of insurance evidencing the Policies) are not delivered to Mezzanine Lender upon request;
                  (iv) if Mezzanine Borrower transfers or encumbers or permits the transfer or encumbrance of any portion of the Properties or the Collateral without Mezzanine Lender's prior written consent or otherwise violates the provisions of Section 5.2.13 hereof;

                  (v) if any representation or warranty made by Mezzanine Borrower herein or in any other Mezzanine Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished to Mezzanine Lender shall have been false or misleading in any material respect as of the date the representation or warranty was made (if the report, certificate, financial statement or other item pertains to a Master Tenant and was prepared by such Master Tenant, no Event of Default will occur by virtue of same unless Mezzanine Borrower had knowledge that such item was materially false or materially misleading);

                  (vi) if Mezzanine Borrower or any guarantor under any guaranty issued in connection with the Mezzanine Loan shall make an assignment for the benefit of creditors;


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
                  (vii) if a receiver, liquidator or trustee shall be appointed for Mezzanine Borrower or any guarantor under any guarantee issued in connection with the Mezzanine Loan or if Mezzanine Borrower or such guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Mezzanine Borrower or such guarantor, or if any proceeding for the dissolution or liquidation of Mezzanine Borrower or such guarantor shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Mezzanine Borrower or such guarantor, upon the same not being discharged, stayed or dismissed within ninety
(90) days;

                  (viii) if Mezzanine Borrower attempts to assign its rights under this Agreement or any of the other Mezzanine Loan Documents or any interest herein or therein in contravention of the Mezzanine Loan Documents;

                  (ix) if Mezzanine Borrower breaches any of its respective negative covenants contained in Article V or any covenant contained in Section
4.1.29 hereof;

                  (x) if Mezzanine Borrower fails to provide Mezzanine Lender with any financial information required to be provided pursuant to Section 5.1.9 within ten (10) Business Days of notice from Mezzanine Lender to Mezzanine Borrower of its failure to provide such information on the date such information is required to be delivered pursuant to Section 5.1.9;

                  (xi) with respect to any term, covenant or provision set forth herein which specifically contains a notice requirement or grace period, if Mezzanine Borrower shall be in default under such term, covenant or condition after the giving of such notice or the expiration of such grace period;

                  (xii) if any of the factual assumptions contained in the Insolvency Opinion, or in any Additional Insolvency Opinion is or shall become untrue in any material respect;

                  (xiii) if Mezzanine Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement not specified in subsections (i) to (xii) above, for ten (10) days after notice to Mezzanine Borrower from Mezzanine Lender, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Mezzanine Lender in the case of any other Default; provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such 30-day period and provided further that Mezzanine Borrower shall have commenced to cure such Default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for such time as is reasonably necessary for Mezzanine Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed sixty (60) days;

                  (xiv) if there shall be default under any of the other Mezzanine Loan Documents beyond any applicable cure periods contained in such documents, whether as to Mezzanine Borrower or any Collateral, or if any other such event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the


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
Mezzanine Debt or to permit Mezzanine Lender to accelerate the maturity of all or any portion of the Mezzanine Debt;

                  (xv) an Event of Default (as defined in the Loan Agreement) occurs and is continuing under the Loan Agreement;

                  (xvi) if the amount of the Liquidity Reserve Fund on deposit in the Liquidity Reserve Account is less than the amount required pursuant to
Section 7.5.1; or

                  (xvii) the occurrence of an Event of Default specified elsewhere in this Agreement.

         (b) Upon the occurrence of an Event of Default (other than an Event of Default described in clauses (vi), (vii) or (viii) above) and at any time thereafter, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Mezzanine Loan Documents or at law or in equity, Mezzanine Lender may take such action, without notice or demand, that Mezzanine Lender deems advisable to protect and enforce its rights against Mezzanine Borrower and in and to all or any Collateral, including, without limitation, declaring the Mezzanine Debt to be immediately due and payable, and Mezzanine Lender may enforce or avail itself of any or all rights or remedies provided in the Mezzanine Loan Documents and may exercise all the rights and remedies of a secured party under the Uniform Commercial Code, as adopted and enacted by the State or States where any Collateral is located against Mezzanine Borrower and the Collateral, including, without limitation, all rights or remedies available at law or in equity; and upon any Event of Default described in clauses (vi),
(vii) or (viii) above, the Mezzanine Debt and all other obligations of Mezzanine Borrower hereunder and under the other Mezzanine Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Mezzanine Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Mezzanine Loan Document to the contrary notwithstanding.

         SECTION 8.2       REMEDIES.

         (a) Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Mezzanine Lender against Mezzanine Borrower under this Agreement or any of the other Mezzanine Loan Documents executed and delivered by, or applicable to, Mezzanine Borrower or at law or in equity may be exercised by Mezzanine Lender at any time and from time to time, whether or not all or any of the Mezzanine Debt shall be declared due and payable, and whether or not Mezzanine Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Mezzanine Loan Documents with respect to the Collateral. Any such actions taken by Mezzanine Lender shall be cumulative and concurrent and may be pursued independently, singularly, successively, together or otherwise, at such time and in such order as Mezzanine Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Mezzanine Lender permitted by law, equity or contract or as set forth herein or in the other Mezzanine Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing (i) Mezzanine Lender is not subject to any "one action" or "election of


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
remedies" law or rule, and (ii) all liens and other rights, remedies or privileges provided to Mezzanine Lender shall remain in full force and effect until Mezzanine Lender has exhausted all of its remedies against the Collateral and the Collateral has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Mezzanine Debt or the Mezzanine Debt has been paid in full.

         (b) Mezzanine Lender may seek satisfaction out of all of the Collateral or any part thereof, in its absolute discretion in respect of the Mezzanine Debt, including, without limitation, the following circumstances: (i) in the event Mezzanine Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Mezzanine Lender may foreclose upon the Collateral to recover such delinquent payments, or
(ii) in the event Mezzanine Lender elects to accelerate less than the entire outstanding principal balance of the Mezzanine Loan, Mezzanine Lender may foreclose the Collateral to recover so much of the principal balance of the Mezzanine Loan as Mezzanine Lender may accelerate and such other sums secured by the Collateral as Mezzanine Lender may elect. Notwithstanding one or more partial foreclosures, the Collateral shall remain subject to the Pledge Agreement to secure payment of sums secured by the Mezzanine Loan Documents and not previously recovered.

         (c) Lender shall have the right from time to time to sever the Mezzanine Note and the other Mezzanine Loan Documents into one or more separate notes, pledge agreements and other security documents (the "SEVERED LOAN DOCUMENTS") in such denominations as Mezzanine Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Mezzanine Borrower shall execute and deliver to Mezzanine Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Mezzanine Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Mezzanine Lender. Mezzanine Borrower hereby absolutely and irrevocably appoints Mezzanine Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect such severance, Mezzanine Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Mezzanine Lender shall not make or execute any such documents under such power until three (3) days after notice has been given to Mezzanine Borrower by Mezzanine Lender of Mezzanine Lender's intent to exercise its rights under such power. Mezzanine Borrower shall not be obligated to pay any costs or expenses incurred in connection with the preparation, execution, recording or filing of the Severed Loan Documents and the Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Mezzanine Loan Documents and any such representations and warranties contained therein will be given by Mezzanine Borrower only as of the Closing Date.

         (d) Any amounts recovered from the Collateral for the Mezzanine Loan after an Event of Default may be applied by Mezzanine Lender toward the payment of any interest and/or principal of the Mezzanine Loan and/or any other amounts due under the Mezzanine Loan Documents in such order, priority and proportions as Mezzanine Lender in its sole discretion shall determine.

         (e) After the occurrence and during the continuance, of an Event of Default, any amounts from time to time in the Mezzanine Account shall, in Mezzanine Lender's sole


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
discretion, be paid to Mezzanine Lender and all Net Cash Flow not required to be paid to, or for the account of, Lender shall be paid to Mezzanine Lender and Mezzanine Borrower shall cause Borrower to make the requisite distributions to Mezzanine Borrower to cause such payments to be made to Mezzanine Lender and Mezzanine Borrower hereby authorizes and directs Borrower to make such distributions directly to Mezzanine Lender, subject to the Cash Management Agreement and Mezzanine Cash Management Agreement.

         SECTION 8.3       REMEDIES CUMULATIVE; WAIVERS.

         The rights, powers and remedies of Mezzanine Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Mezzanine Lender may have against Mezzanine Borrower pursuant to this Agreement or the other Mezzanine Loan Documents, or existing at law or in equity or otherwise. Mezzanine Lender's rights, powers and remedies may be pursued singularly, concurrently or otherwise, at such time and in such order as Mezzanine Lender may determine in Mezzanine Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Mezzanine Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Mezzanine Borrower or to impair any remedy, right or power consequent thereon.

         No provision of the Mezzanine Loan Documents shall operate to place any obligation or liability for the control, care, management or repair of the Properties or collateral upon Mezzanine Lender, nor shall it operate to make Mezzanine Lender responsible or liable for any waste committed on the Properties by the tenants or any other Person, or for any dangerous or defective condition of the Properties, or for any negligence in the management, upkeep, repair or control of the Properties resulting in loss or injury or death to any tenant, licensee, employee or stranger; provided, however, Mezzanine Lender shall be liable and responsible for the fraud, gross negligence, illegal acts and willful misconduct of Mezzanine Lender and its agents, employees or contractors. Mezzanine Lender shall not be liable for any acts or omissions of any successor or permitted assignee of Mezzanine Lender.

         SECTION 8.4       LIMITATION ON MEZZANINE LENDER'S RESPONSIBILITY.

         No provision of the Mezzanine Loan Documents shall operate to place any obligation or liability for the control, care, management or repair of the Properties or Collateral upon Mezzanine Lender, nor shall it operate to make Mezzanine Lender responsible or liable for any waste committed on the Properties by the tenants or any other Person, or for any dangerous or defective condition of the Properties, or for any negligence in the management, upkeep, repair or control of the Properties resulting in loss or injury or death to any tenant, licensee, employee or stranger; provided, however, Mezzanine Lender shall be liable and responsible for the fraud, gross negligence, illegal acts and willful misconduct of Mezzanine Lender and its agents, employees or contractors. Mezzanine Lender shall not be liable for any acts or omissions of any successor or permitted assignee of Mezzanine Lender.


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
                                IX. MISCELLANEOUS

         SECTION 9.1       SURVIVAL.

         This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Mezzanine Lender of the Mezzanine Loan and the execution and delivery to Mezzanine Lender of the Mezzanine Note, and shall continue in full force and effect so long as all or any of the Mezzanine Debt is outstanding and unpaid unless a longer period is expressly set forth herein or in the other Mezzanine Loan Documents.

         SECTION 9.2       SUCCESSORS AND ASSIGNS.

         All covenants, promises and agreements in this Agreement, by or on behalf of Mezzanine Borrower, shall inure to the benefit of the legal representatives, successors and assigns of Mezzanine Lender; except that the Mezzanine Borrower may not Transfer any of its rights under this Agreement, the Mezzanine Note or any other Mezzanine Loan Document without the prior written consent of Mezzanine Lender except as otherwise specifically provided herein. Mezzanine Borrower acknowledges and agrees that Mezzanine Lender may at any time, without consent of the Mezzanine Borrower, Transfer the Mezzanine Loan (including all or any of the rights under the Mezzanine Loan Documents) or Transfer or grant participations in the Mezzanine Loan (including all rights under the Mezzanine Loan Documents) to other Persons (each, a "LOAN TRANSFEREE"), and Mezzanine Borrower shall reasonably cooperate in all respects in order to help effect such transfer but shall not be required to incur any third-party costs in connection therewith, and provided, further, that in the event Mezzanine Lender Transfers the Mezzanine Loan to more than one Person, all such Persons shall determine an agent to represent such Persons in respect of this Agreement and the other Mezzanine Loan Documents. Subject to the foregoing, Mezzanine Borrower acknowledges and agrees that upon its receipt of notice of such Transfer each Loan Transferee may exercise all rights of payment (including without limitation rights of set-off) with respect to the Mezzanine Loan as fully as if such Transferee were the initial Mezzanine Lender or the direct holder thereof, as applicable, except that all participants in the Mezzanine Loan may only take such actions through the Mezzanine Lender.

         SECTION 9.3       MEZZANINE LENDER'S DISCRETION.

         Whenever pursuant to this Agreement, Mezzanine Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mezzanine Lender, the decision of Mezzanine Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Mezzanine Lender and shall be final and conclusive.

         SECTION 9.4       GOVERNING LAW.

         (a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, THE MEZZANINE LOAN WAS MADE BY MEZZANINE LENDER AND ACCEPTED BY MEZZANINE BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE MEZZANINE NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE


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PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE
UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, MEZZANINE BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE MEZZANINE NOTE, AND THIS AGREEMENT AND THE MEZZANINE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST MEZZANINE LENDER OR MEZZANINE BORROWER ARISING OUT OF OR RELATING TO THIS MEZZANINE AGREEMENT MAY AT MEZZANINE LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND MEZZANINE BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND MEZZANINE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. MEZZANINE BORROWER DOES HEREBY DESIGNATE AND APPOINT:

                  CT CORPORATION SYSTEM
                  1633 BROADWAY
                  NEW YORK, NEW YORK 10019

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO MEZZANINE BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON MEZZANINE BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. MEZZANINE BORROWER
(I) SHALL GIVE PROMPT NOTICE TO MEZZANINE LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND


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OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS),
AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

         SECTION 9.5       MODIFICATION, WAIVER IN WRITING.

         No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Mezzanine Note, or of any other Mezzanine Loan Document, nor consent to any departure by Mezzanine Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Mezzanine Borrower, shall entitle Mezzanine Borrower to any other or future notice or demand in the same, similar or other circumstances.

         SECTION 9.6       DELAY NOT A WAIVER.

         Neither any failure nor any delay on the part of Mezzanine Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Mezzanine Note or under any other Mezzanine Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Mezzanine Note or any other Mezzanine Loan Document, Mezzanine Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Mezzanine Note or the other Mezzanine Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

         SECTION 9.7       NOTICES.

         All notices, consents, approvals and requests required or permitted hereunder or under any other Mezzanine Loan Document shall be given in writing and shall be effective for all purposes if (a) hand delivered; (b) sent by (i) certified or registered United States mail, postage prepaid, return receipt requested or (ii) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) sent by telecopier (with advice by telephone to recipient that a telecopy notice is forthcoming and a machine-generated confirmation of successful transmission), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):


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
         If to Mezzanine Lender:     iStar Funding, LLC
                                     c/o iStar Financial Inc.
                                     1114 Avenue of the Americas
                                     New York, New York 10036
                                     Attention:  Jay Sugarman
                                     Facsimile No.:   (212) 930-9411
                                     Telephone No.:   (212) 930-9400

         with copies to:             iStar Financial Inc.
                                     1114 Avenue of the Americas
                                     New York, New  York 10036
                                     Attention:  Barclay Jones
                                     Facsimile No.:   (212) 930-9494
                                     Telephone No.:   (212) 930-9409

                                     iStar Financial Inc.
                                     1114 Avenue of the Americas
                                     New  York, New York 10036
                                     Attention:  Nina Matis, Esq., General
                                                 Counsel
                                     Facsimile No.: (212) 930-9492
                                     Telephone No. (212) 930-9406

                                     Katten Muchin Zavis
                                     525 West Monroe Street
                                     Chicago, Illinois 60661-3693
                                     Attention:   Kenneth M. Jacobson, Esq.
                                     Facsimile No.: (312) 902-1061
                                     Telephone No. (312) 902-5445

         If to Mezzanine Borrower:   Megaplex Holdings, Inc.
                                     30 Pershing Road
                                     Suite 201
                                     Kansas City, Missouri 64108
                                     Attention:  Fred Kennon
                                     Facsimile No.  (816) 472-5794
                                     Telephone No. (816) 472-1700

         With a copy to:             Entertainment Properties Trust
                                     30 Pershing Road
                                     Suite 201
                                     Kansas City, Missouri 64108
                                     Attention:  Gregory K. Silvers, Esq.
                                     Facsimile No.  (816) 472-5794
                                     Telephone No.  (816) 472-1700

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery


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
on a Business Day; in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender's receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming.

         SECTION 9.8       TRIAL BY JURY.

         MEZZANINE BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MEZZANINE BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. MEZZANINE LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MEZZANINE BORROWER.

         SECTION 9.9       HEADINGS.

         The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         SECTION 9.10      SEVERABILITY.

         Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 9.11      PREFERENCES.

         Mezzanine Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Mezzanine Borrower to any portion of the obligations of Mezzanine Borrower hereunder. To the extent Mezzanine Borrower makes a payment or payments to Mezzanine Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Mezzanine Lender.


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
         SECTION 9.12      WAIVER OF NOTICE.

         Mezzanine Borrower shall not be entitled to any notices of any nature whatsoever from Mezzanine Lender except with respect to matters for which this Agreement or the other Mezzanine Loan Documents specifically and expressly provide for the giving of notice by Mezzanine Lender to Mezzanine Borrower and except with respect to matters for which Mezzanine Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Mezzanine Borrower hereby expressly waives the right to receive any notice from Mezzanine Lender with respect to any matter for which this Agreement or the other Mezzanine Loan Documents do not specifically and expressly provide for the giving of notice by Mezzanine Lender to Mezzanine Borrower.

         SECTION 9.13      REMEDIES OF MEZZANINE BORROWER.

         In the event that a claim or adjudication is made that Mezzanine Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Mezzanine Loan Documents, Mezzanine Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Mezzanine Borrower agrees that neither Mezzanine Lender nor its agents shall be liable for any monetary damages, and Mezzanine Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Mezzanine Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

         SECTION 9.14      EXPENSES; INDEMNITY.

         (a) Mezzanine Borrower covenants and agrees to pay or, if Mezzanine Borrower fails to pay, to reimburse, Mezzanine Lender upon receipt of written notice from Mezzanine Lender for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Mezzanine Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Mezzanine Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Mezzanine Borrower (including without limitation any opinions requested by Mezzanine Lender as to any legal matters arising under this Agreement or the other Mezzanine Loan Documents with respect to the Collateral); (ii) Mezzanine Borrower's ongoing performance of and compliance with Mezzanine Borrower's respective agreements and covenants contained in this Agreement and the other Mezzanine Loan Documents on its part to be performed or complied with after the Closing Date, including, without limitation, confirming compliance with environmental and insurance requirements; (iii) Mezzanine Lender's ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Mezzanine Loan Documents on its part to be performed or complied with after the Closing Date; (iv) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Mezzanine Loan Documents and any other documents or matters requested by Mezzanine Lender; (v) securing Mezzanine Borrower's compliance with any requests made pursuant to the provisions of this Agreement; (vi) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Mezzanine Lender all required legal


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
opinions, and other similar expenses incurred in creating and perfecting the Liens in favor of Mezzanine Lender pursuant to this Agreement and the other Mezzanine Loan Documents; (vii) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Mezzanine Borrower, this Agreement, the other Mezzanine Loan Documents, the Collateral, or any other security given for the Mezzanine Loan; (viii) curing defaults under the Loan Documents or satisfying obligations under the Intercreditor Agreement with respect to the cure or waiver of defaults under the Loan Documents; and (ix) enforcing any obligations of or collecting any payments due from Mezzanine Borrower under this Agreement, the other Mezzanine Loan Documents or with respect to the Collateral or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Mezzanine Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Mezzanine Lender. Any cost and expenses due and payable to Mezzanine Lender may be paid from any amounts in the Mezzanine Account.

         (b) Mezzanine Borrower shall indemnify, defend and hold harmless Mezzanine Lender from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for Mezzanine Lender in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Mezzanine Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against Mezzanine Lender in any manner relating to or arising out of (i) any breach by Mezzanine Borrower of its obligations under, or any material misrepresentation by Mezzanine Borrower contained in, this Agreement or the other Mezzanine Loan Documents, (ii) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in, the Loan Documents, or (iii) the use or intended use of the proceeds of the Mezzanine Loan (collectively, the "INDEMNIFIED LIABILITIES"); provided, however, that Mezzanine Borrower shall not have any obligation to Mezzanine Lender hereunder to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Mezzanine Lender. To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Mezzanine Borrower shall pay the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Mezzanine Lender.

         SECTION 9.15      SCHEDULES INCORPORATED.

         The Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

         SECTION 9.16      OFFSETS, COUNTERCLAIMS AND DEFENSES.

         Any assignee of Mezzanine Lender's interest in and to this Agreement, the Mezzanine Note and the other Mezzanine Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Mezzanine Borrower


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
may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Mezzanine Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Mezzanine Borrower.

         SECTION 9.17 NO JOINT VENTURE OR PARTNERSHIP; NO THIRD PARTY BENEFICIARIES.

         (a) Mezzanine Borrower and Mezzanine Lender intend that the relationships created hereunder and under the other Mezzanine Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Mezzanine Borrower and Mezzanine Lender.

         (b) This Agreement and the other Mezzanine Loan Documents are solely for the benefit of Mezzanine Lender and Mezzanine Borrower and nothing contained in this Agreement or the other Mezzanine Loan Documents shall be deemed to confer upon anyone other than Mezzanine Lender and Mezzanine Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Mezzanine Lender to make the Mezzanine Loan hereunder are imposed solely and exclusively for the benefit of Mezzanine Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Mezzanine Lender will refuse to make the Mezzanine Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Mezzanine Lender if, in Mezzanine Lender's sole discretion, Mezzanine Lender deems it advisable or desirable to do so.

         SECTION 9.18      PUBLICITY.

         All news releases, publicity or advertising by Mezzanine Borrower or their Affiliates through any media intended to reach the general public which refers to the Mezzanine Loan Documents or the financing evidenced by the Mezzanine Loan Documents, to Mezzanine Lender, or any of their Affiliates shall be subject to the prior written approval of Mezzanine Lender, except as otherwise required by applicable law.

         SECTION 9.19      WAIVER OF COUNTERCLAIM.

         Mezzanine Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Mezzanine Lender or its agents.

         SECTION 9.20      CONFLICT; CONSTRUCTION OF DOCUMENTS; RELIANCE.

         In the event of any conflict between the provisions of this Agreement and any of the other Mezzanine Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Mezzanine Loan Documents and that such Mezzanine Loan Documents shall not be subject to the principle of construing their meaning against the


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
party which drafted same. Mezzanine Borrower acknowledges that, with respect to the Mezzanine Loan, Mezzanine Borrower shall rely solely on its own judgment and advisors in entering into the Mezzanine Loan without relying in any manner on any statements, representations or recommendations of Mezzanine Lender or any parent, subsidiary or Affiliate of Mezzanine Lender. Mezzanine Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Mezzanine Loan Documents or any other agreements or instruments which govern the Mezzanine Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Mezzanine Lender of any equity interest any of them may acquire in Mezzanine Borrower, and Mezzanine Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Mezzanine Lender's exercise of any such rights or remedies. Mezzanine Borrower acknowledges that Mezzanine Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Mezzanine Borrower or its Affiliates.

         SECTION 9.21      BROKERS AND FINANCIAL ADVISORS.

         Mezzanine Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Mezzanine Borrower hereby agrees to indemnify, defend and hold Mezzanine Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind (including Mezzanine Lender's attorneys' fees and expenses) in any way relating to or arising from a claim by any Person that such Person acted on behalf of Mezzanine Borrower or Mezzanine Lender in connection with the transactions contemplated herein. The provisions of this Section 9.21 shall survive the expiration and termination of this Agreement and the payment of the Mezzanine Debt.

         SECTION 9.22      PRIOR AGREEMENTS.

         This Agreement and the other Mezzanine Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, including, without limitation, any term sheet or commitment letter between Mezzanine Borrower and Mezzanine Lender are superseded by the terms of this Agreement and the other Mezzanine Loan Documents.

         SECTION 9.23      EXCULPATION.

         Subject to the qualifications below, Mezzanine Lender shall not enforce the liability and obligation of Mezzanine Borrower to perform and observe the obligations contained in the Mezzanine Note, this Agreement, the Pledge Agreement or the other Mezzanine Loan Documents by any action or proceeding wherein a money judgment shall be sought against Mezzanine Borrower, except that Mezzanine Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Mezzanine Lender to enforce and realize upon its interest under the Mezzanine Note, this Agreement, the Pledge Agreement and the other Loan Documents, or in the Collateral or any other collateral given to Mezzanine Lender pursuant to the Mezzanine Loan Documents; provided, however,


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
that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Mezzanine Borrower only to the extent of Mezzanine Borrower's interest in the Collateral and in any other collateral given to Mezzanine Lender, and Mezzanine Lender, by accepting the Mezzanine Note, this Agreement, the Pledge Agreement and the other Mezzanine Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Mezzanine Borrower in any such action or proceeding under or by reason of or under or in connection with the Mezzanine Note, this Agreement, the Pledge Agreement or the other Mezzanine Loan Documents. The provisions of this Section shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Mezzanine Loan Documents; (b) impair the right of Mezzanine Lender to name Mezzanine Borrower as a party defendant in any action or suit for foreclosure and sale under the Pledge Agreement; (c) affect the validity or enforceability of or any guaranty made in connection with the Mezzanine Loan or any of the rights and remedies of Mezzanine Lender thereunder; (d) impair the right of Mezzanine Lender to obtain the appointment of a receiver; (e) constitute a prohibition against Mezzanine Lender to seek such relief against Mezzanine Borrower as may be necessary to fully realize the security granted by the Pledge Agreement or to commence any other appropriate action or proceeding in order for Mezzanine Lender to exercise its remedies against the Collateral; or (g) constitute a waiver of the right of Mezzanine Lender to enforce the liability and obligation of Mezzanine Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Mezzanine Lender (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following:

                  (i) fraud or intentional misrepresentation by Borrower or Mezzanine Borrower or any guarantor in connection with the Loan or Mezzanine Loan;

                  (ii) the gross negligence or willful misconduct of Borrower or Mezzanine Borrower;

                  (iii) the breach of any representation, warranty, covenant or indemnification provision in the Environmental Indemnity Agreement concerning environmental laws, hazardous substances and asbestos and any indemnification of Mezzanine Lender with respect thereto in such document;

                  (iv) the removal or disposal of all or any portion of the Collateral after an Event of Default;

                  (v) any security deposits, advance deposits or any other deposits collected with respect to the Properties which are not delivered to Lender or Mezzanine Lender upon a foreclosure or action in lieu thereof;

                  (vi) the removal or disposal of any portion of the Properties, other than by Lender or Mezzanine Lender, after an Event of Default;

                  (vii) The misapplication or conversion by Borrower or Mezzanine Borrower of (A) any insurance proceeds paid by reason of any loss, damage or destruction of the Properties,


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
(B) any awards or other amounts received in connection with the condemnation of all or any portion of the Properties, or (C) any Rents following an Event of Default;

                  (viii) failure to pay charges for labor or materials or other charges that can create liens on any of the Properties; and

                  (ix) in the event of: (A) Mezzanine Borrower files a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; or (B) any Person files an involuntary petition against Mezzanine Borrower under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law in which Mezzanine Borrower or any Affiliate of Mezzanine Borrower colludes with, or otherwise assists, such Person, or (C) Mezzanine Borrower files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person; or (D) Mezzanine Borrower consents to or acquiesces in or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Mezzanine Borrower or any portion of the Property; or
(E) Mezzanine Borrower makes an assignment for the benefit of creditors, or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due.

         Notwithstanding anything to the contrary in this Agreement, the Mezzanine Note or any of the Mezzanine Loan Documents, (A) Mezzanine Lender shall not be deemed to have waived any right which Mezzanine Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Mezzanine Debt secured by the Pledge Agreement or to require that all Collateral shall continue to secure all of the Mezzanine Debt owing to Mezzanine Lender in accordance with the Mezzanine Loan Documents, and (B) the Mezzanine Debt shall be fully recourse to Mezzanine Borrower in the event that: (i) the first full monthly payment of principal and interest under the Mezzanine Note is not paid when due; (ii) Borrower or Mezzanine Borrower fails to provide financial information, fails to maintain its status as a Single Purpose Entity or fails to appoint a third party property manager upon the request of Mezzanine Lender as permitted hereunder, each as required by, and in accordance with the terms and provisions of this Mezzanine Loan Agreement, the Pledge Agreement and the other Mezzanine Loan Documents or Loan Documents; (iii) Mezzanine Borrower fails to obtain Mezzanine Lender's prior written consent to any subordinate financing or other voluntary Lien encumbering any Collateral or any Individual Property other than the Mortgages; or (iv) Mezzanine Borrower fails to obtain Mezzanine Lender's prior written consent to any assignment, transfer, or conveyance of any Collateral or any Individual Property or any interest therein as required by the Pledge Agreement or hereunder.

         SECTION 9.24      SATISFACTION OF OBLIGATIONS BY BORROWER OR MASTER
TENANTS.

         Mezzanine Borrower may satisfy any of its obligations pursuant to the terms and provisions of this Agreement and the other Mezzanine Loan Documents by causing Borrower or the applicable Master Tenant to timely satisfy such obligation.


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
         SECTION 9.25      SERVICER.

         At the option of Mezzanine Lender, the Mezzanine Loan may be serviced by a servicer/trustee (the "SERVICER") selected by Mezzanine Lender and Mezzanine Lender may delegate all or any portion of its responsibilities under this Agreement and the other Mezzanine Loan Documents to the Servicer pursuant to a servicing agreement (the "SERVICING AGREEMENT") between Mezzanine Lender and Servicer. Mezzanine Borrower shall be responsible for any reasonable set-up fees or any other initial costs relating to or arising under the Servicing Agreement, provided, however, that Mezzanine Borrower shall not be responsible for payment of the monthly servicing fee due to the Servicer under the Servicing Agreement.

         SECTION 9.26      SET-OFF.

         In addition to any rights and remedies of Mezzanine Lender provided by law, Mezzanine Lender shall have the right, without prior notice to Mezzanine Borrower, any such notice being expressly waived by Mezzanine Borrower to the extent permitted by applicable law, upon and during the continuance of any Event of Default to set-off and apply against any indebtedness, whether matured or unmatured, of Mezzanine Borrower to Mezzanine Lender, any amount owing from Mezzanine Lender to Mezzanine Borrower, and the aforesaid right of set-off may be exercised by Mezzanine Lender against Mezzanine Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Mezzanine Borrower, or against anyone else claiming through or against Mezzanine Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Mezzanine Lender prior to such Event of Default.

         SECTION 9.27      COUNTERPARTS.

         This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 9.28      REINSTATEMENT.

         This Agreement and each other Mezzanine Loan Document shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Mezzanine Debt or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Mezzanine Borrower, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Mezzanine Debt shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         SECTION 9.29      COOPERATION.

         Mezzanine Borrower acknowledges that Lender, Mezzanine Lender and their successors and assigns may (a) sell or otherwise Transfer the Note, the Loan Agreement and the other Loan


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
Documents and/or the Mezzanine Note, the Mezzanine Loan and the other Mezzanine Loan Documents to one or more investors as a whole loan, (b) participate the Loan or the Mezzanine Loan to one or more investors, (c) deposit the Loan or the Mezzanine Loan with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (d) otherwise, sell or otherwise Transfer the Loan or the Mezzanine Loan or any interest therein to investors (the transactions, or any combination thereof, referred to in clauses
(a) through (d) are hereinafter each referred to as a "LOAN TRANSFER"). Mezzanine Borrower shall cooperate with Mezzanine Lender, and, if requested by Mezzanine Lender, Lender, in effecting any such Loan Transfer and shall cooperate to implement all requirements imposed by any Rating Agency involved in any Loan Transfer, with regard to the Mezzanine Loan, and, if requested by Mezzanine Lender, the Loan Documents, including the execution of amendments to the Loan Documents, the Mezzanine Loan Documents and organizational documents as may be requested by Mezzanine Lender or otherwise to effect the Loan Transfer; provided, however, that Mezzanine Borrower and Borrower shall not be required to modify or amend any Loan Document, Mezzanine Loan Document or organizational document of Mezzanine Borrower or its Affiliates if such modification or amendment would (i) have a material adverse economic effect on Mezzanine Borrower, Borrower or its Affiliates or (ii) alter or modify any financial term of the Mezzanine Loan or the Loan (including interest rate, term and principal amount) or materially increase Mezzanine Borrower's or Borrower's obligations or the obligations of Mezzanine Borrower's or Borrower's Affiliates or materially decrease the rights of Mezzanine Borrower or Mezzanine Borrower's Affiliates thereunder; provided further, however, that on or prior to a Loan Transfer, Mezzanine Borrower shall execute and cause Borrower to execute such amendments to the Loan Documents and the Mezzanine Loan Documents as may be requested by Mezzanine Lender to change or modify the amortization schedule of the Loan and/or the Mezzanine Loan in connection with a change or modification in the amortization schedule of the Loan and/or the Mezzanine Loan so long as such changes or modifications taken as a whole do not change or modify the combined amortization schedule of the Loan and the Mezzanine Loan on the date hereof. Mezzanine Borrower shall provide such information and documents relating to Mezzanine Borrower and Borrower as Mezzanine Lender may reasonably request in connection with any such Loan Transfer, in each case at Mezzanine Lender's sole cost and expense. In addition, Mezzanine Borrower shall make available to Lender and Mezzanine Lender all information concerning its business and operations that Mezzanine Lender may reasonably request. Lender and Mezzanine Lender shall be permitted to share all such information with the investment banking firms, Rating Agencies, accounting firms, law firms and other third-party advisory firms involved with the Mezzanine Loan and the Mezzanine Loan Documents or the applicable Loan Transfer. It is understood that the information provided by Mezzanine Borrower to Lender and Mezzanine Lender may ultimately be incorporated into the offering documents for the Loan Transfer and, thus, various investors may also see some or all of the information. Lender and Mezzanine Lender and all of the aforesaid third-party advisors and professional firms in the Loan Transfer shall be entitled to rely on the information supplied by, or on behalf of, Mezzanine Borrower in the form as provided by Mezzanine Borrower. Mezzanine Lender may publicize the existence of the Mezzanine Loan in connection with its marketing for a Loan Transfer. It is agreed that Mezzanine Borrower makes no representation or warranty with regard to financial information provided by tenants other than to the best knowledge of Mezzanine Borrower.

                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.



                            MEGAPLEX HOLDINGS, INC., a Missouri
                            corporation


                            By:______________________________________
                               Name:  Fred L. Kennon
                               Title: Vice President and Chief Financial
                                      Officer


                            iStar Funding, LLC, a Delaware limited liability company

                                 By:  iStar Financial Inc., a Maryland
                                      corporation, its sole member

                                       By: ____________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                   SCHEDULE I





                                   PROPERTIES


                                                                                              ALLOCATED LOAN
        PROPERTY NAME               OPERATOR           LOCATION           SECURITY                 AMOUNT
---------------------------        -----------     -----------------     -----------          -------------
1.  First Colony                       AMC         Houston, TX            Leasehold             $1,660,640
2.  Gulf Pointe                        AMC         Houston, TX            Fee                   $2,773,440
3.  Mesquite                           AMC         Dallas, TX             Fee                   $2,499,520
4.  South Barrington                   AMC         Chicago, IL            Fee                   $3,704,768
5.  Leawood Town Center                AMC         Leawood, KS            Fee                   $1,592,160
6.  Oakview                            AMC         Omaha, NE              Leasehold             $1,787,328
7.  Hampton Town                       AMC         Norfolk, VA            Fee                   $2,487,536
8.  Paradise                         Muvico        Davie, FL              Fee                   $2,556,016
9.  Aliso Viejo                      Edwards       Los Angeles, CA        Fee                   $2,338,592
                                                                                               -----------
                                                                                               $21,400,000
                                                                                               ===========


                                    SCH. I-1

                                   SCHEDULE II


                                ADDITIONAL LEASES


                                      None


                                    SCH. II-1

                                  SCHEDULE III

                      MEZZANINE NOTE AMORTIZATION SCHEDULE


                                    SCH. IV-1

                                 SCHEDULE 3.1.14


                                   LITIGATION

The Master Tenant under the Master Lease of the Individual Property known as Aliso Viejo located in Los Angeles, California is presently a debtor under a Chapter 11 proceeding.


                                   SCH. IV-1

                                 SCHEDULE 4.1.31

                             GROUND LEASE EXCEPTIONS



                                      NONE


                                   SCH. IV-1